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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-2
Martha Stewart Living Omnimedia, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 7, 2005

Dear Stockholder:

        You are cordially invited to attend the 2005 Annual Meeting of Stockholders of Martha Stewart Living Omnimedia, Inc., which will be held at The Equitable Auditorium located at 787 Seventh Avenue, New York, New York, on May 10, 2005, at 2:00 p.m., New York City time.

        At this year's stockholders' meeting, you will be asked to elect seven directors to our Board of Directors, to approve an amendment to MSO's Amended and Restated 1999 Stock Incentive Plan to permit us to grant options and other awards under the plan to our non-employee directors, to increase the number of shares reserved for issuance under our Non-Employee Director Stock and Option Compensation Plan and to approve our Annual Incentive Plan. Our Board of Directors unanimously recommends a vote FOR each of the proposals.

        It is important that your shares be represented and voted at the Annual Meeting regardless of the size of your holdings. Whether or not you plan to attend the Annual Meeting, you may vote your shares by using the enclosed proxy card, by telephone or via the Internet, as described in the enclosed materials.

        Attendance at the Annual Meeting will be limited to stockholders of record as of the close of business on March 24, 2005, and to our invited guests. I look forward to greeting those of you who attend the meeting.

                      Sincerely,

                      SUSAN LYNE
                      President and
                      Chief Executive Officer

PLEASE NOTE THAT THIS WILL BE A BUSINESS MEETING. The meeting will be limited to stockholders as of the record date (or their authorized representatives) having evidence of their stock ownership as of the record date. If you plan to attend the meeting, please mark the appropriate box on your proxy card. If your stock is held in the name of a bank, broker or other holder of record and you plan to attend the meeting, please bring proof of your ownership as of the record date, such as a bank or brokerage account statement, which you will be required to show at the registration tables at the door. Registration will begin at 12:30 p.m. and seating will begin at 1:30 p.m. Each stockholder may be asked to present valid government-issued picture identification, such as a driver's license or passport. Cameras, recording devices and other similar electronic devices will not be permitted at this meeting.

11 West 42nd Street	New York, New York 10036	(212) 827-8000

MARTHA STEWART LIVING OMNIMEDIA, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 10, 2005

To the Stockholders:

        The Annual Meeting of Stockholders of Martha Stewart Living Omnimedia, Inc., a Delaware corporation, will be held at The Equitable Auditorium located at 787 Seventh Avenue, New York, New York, on May 10, 2005, at 2:00 p.m., New York City time, for the following purposes:

          1.     To elect seven directors to our Board of Directors, each to hold office for a term of approximately one year ending on the date of our next succeeding annual meeting of stockholders or until such director's respective successor shall have been duly elected and qualified;

          2.     To consider and act upon a proposal to approve an amendment to MSO's Amended and Restated 1999 Stock Incentive Plan to permit us to grant options and other awards under the plan to our non-employee directors;

          3.     To increase the number of shares reserved for issuance under our Non-Employee Director Stock and Option Compensation Plan;

          4.     To approve our Annual Incentive Plan; and

          5.     To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

        Only holders of record of our Class A Common Stock and Class B Common Stock as of the close of business on March 24, 2005 are entitled to notice of, and to vote at, the Annual Meeting. You may examine a list of such stockholders for any purpose germane to the meeting during the 10-day period preceding the meeting at our offices located at 11 West 42nd Street, New York, New York 10036 during ordinary business hours.

By order of the Board of Directors,

JAY L. DUBINER Secretary

New York, New York
April 7, 2005

  YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE POSTAGE-PAID ENVELOPE PROVIDED. IN THE ALTERNATIVE, STOCKHOLDERS MAY VOTE VIA THE INTERNET OR TELEPHONE AS DESCRIBED IN THE ENCLOSED MATERIALS.

MARTHA STEWART LIVING OMNIMEDIA, INC.
11 West 42nd Street
New York, New York 10036

PROXY STATEMENT

        In this Proxy Statement, the terms we, us, our, the Company and MSO refer to Martha Stewart Living Omnimedia, Inc., a Delaware corporation, and, unless the context requires otherwise, to Martha Stewart Living Omnimedia LLC ("MSLO LLC"), the legal entity that prior to October 22, 1999, operated many of the businesses we now operate, and their respective subsidiaries.

        This Proxy Statement first mailed on or about April 12, 2005 is being furnished to holders of our Class A Common Stock and Class B Common Stock in connection with the solicitation of proxies by our Board of Directors for use at our Annual Meeting of Stockholders (the "Annual Meeting") to be held for the purposes described in this Proxy Statement. Each copy of this Proxy Statement mailed to holders of our Class A Common Stock and Class B Common Stock is accompanied by a form of proxy for use at the Annual Meeting.

        At the Annual Meeting, our stockholders will be asked:

          1.     To elect seven directors to our Board, each to hold office for a term of approximately one year ending on the date of our next succeeding annual meeting of stockholders or until such director's respective successor shall have been duly elected and qualified;

          2.     To consider and act upon a proposal to approve an amendment to MSO's Amended and Restated 1999 Stock Incentive Plan to permit us to grant options and other awards under the plan to our non-employee directors;

          3.     To increase the number of shares reserved for issuance under our Non-Employee Director Stock and Option Compensation Plan;

          4.     To approve our Annual Incentive Plan; and

          5.     To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Date, Time And Place Of Meeting

        The Annual Meeting will be held on May 10, 2005, at 2:00 p.m. New York City time, at The Equitable Auditorium located at 787 Seventh Avenue, New York, New York.

Record Date; Shares Outstanding And Entitled To Vote

        Only holders of record of our Class A Common Stock and Class B Common Stock at the close of business on March 24, 2005 (the "Record Date") are entitled to notice of, and will be entitled to vote at, the Annual Meeting. Each share of our Class A Common Stock entitles its holder to one vote and each share of our Class B Common Stock entitles its holder to ten votes. Holders of our Class A Common Stock and Class B Common Stock will vote together as a single class on all matters to be voted upon at the Annual Meeting. As of March 24, 2005, there were 22,466,806 shares of Class A Common Stock and 29,122,860 shares of Class B Common Stock outstanding. All of our outstanding shares of Class B Common Stock are beneficially owned by Martha Stewart, our founder.

Voting And Revocation Of Proxies

        The proxy card accompanying this Proxy Statement is solicited on behalf of our Board for use at the Annual Meeting. You are requested to complete, date and sign the accompanying proxy card and promptly return it in the accompanying envelope or otherwise mail it to us pursuant to the directions on the card. In the alternative, you may vote via the Internet or telephone as indicated in the enclosed materials. All proxies that are properly executed and returned to us and that are not subsequently revoked will be voted at the Annual Meeting in accordance with the instructions indicated thereon. If no instructions are indicated, such proxies will be voted FOR the proposals described in this Proxy Statement.

        Our Board does not presently intend to bring any business before the Annual Meeting other than the election of directors, the approval of the amendment to MSO's Amended and Restated 1999 Stock Incentive Plan and the approval of the share increase under the Non-Employee Director Stock and Option Compensation Plan, the approval of the Annual Incentive Plan referred to in this Proxy Statement and specified in the Notice of the Annual Meeting. So far as is known to our Board, no other matters are to be brought before the stockholders at the Annual Meeting. If any other business properly comes before the stockholders at the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted on such matters in accordance with the judgment of the persons voting such proxies.

        A stockholder who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by:

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  delivering to Mellon Investor Services LLC a written notice, bearing a date later than that indicated on the proxy, stating that the proxy is revoked;

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  signing and delivering a subsequently dated proxy relating to the same shares prior to the vote at the Annual Meeting; or

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  attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

        You should send any written notice or new proxy card to Martha Stewart Living Omnimedia, Inc. c/o Mellon Investor Services LLC, 85 Challenger Road, Ridgefield Park, New Jersey 07660. You may request a new proxy card by calling Mellon Investor Services LLC at 1-800-851-9677.

Quorum and Voting Requirements

        The required quorum for the transaction of business at our Annual Meeting is a majority of the collective voting power represented by our Class A Common Stock and Class B Common Stock issued and outstanding on the Record Date (the "Total Voting Power"), which shares must be present in person or represented by proxy at the Annual Meeting.

        The election of directors requires that a plurality of the votes represented, in person or by proxy, at the Annual Meeting be voted in favor of the proposal, assuming that a quorum is present. Accordingly, the seven directorships to be filled at the Annual Meeting will be filled by the seven nominees receiving the highest number of votes. In the election of directors, votes may be cast in favor of, or withheld with respect to, any or all nominees; votes that are withheld, although counted for purposes of determining whether there is a quorum at the Annual Meeting, will have no effect on the outcome of the vote. The affirmative vote of the holders of a majority of the Total Voting Power present in person or represented by proxy and entitled to vote at the Annual Meeting is required for approval of the amendment of the Amended and Restated 1999 Stock Incentive Plan, for the approval of the share increase under the Non-Employee Director Stock and Option Compensation Plan and for the approval of the Annual Incentive Plan. Only votes cast "for" a proposal constitute affirmative votes. Votes of "abstain" or abstentions from voting are counted for quorum purposes but, because they will not be votes cast "for" the second, third or fourth proposal, they will have the same effect as negative voters or votes "against" the second, third or fourth proposal.

Solicitation Of Proxies And Expenses

        We will bear the costs of the preparation of proxy materials and the solicitation of proxies from our stockholders. In addition to the solicitation of proxies by mail, our directors, officers and employees may solicit proxies from stockholders by telephone, telegram, letter, facsimile, in person or by other means of communication. Directors, officers and employees will receive no additional compensation for such solicitation. Following the original mailing of the proxies and other soliciting materials, we will request brokers, custodians, nominees and other record holders to forward copies of the proxy and other soliciting materials to persons for whom they hold shares of common stock and to request authority for the exercise of proxies. In such cases, we will, upon the request of the record holders, reimburse such holders for costs incurred by them in mailing proxy materials to beneficial owners in accordance with applicable rules. We will not employ the services of an independent proxy solicitor in connection with our Annual Meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

Information Concerning Nominees

        At the Annual Meeting, a Board of seven directors will be elected to hold office until our next Annual Meeting or until their successors are duly elected and qualified. Although our management does not anticipate that any of the persons named below will be unable or unwilling to stand for election, in the event of such an occurrence, proxies that are not revoked will be voted for a substitute designated by the Board.

        All of the nominees for election as directors at the Annual Meeting, Rick Boyko, Michael Goldstein, Charles A. Koppelman, Susan Lyne, Wenda Harris Millard, Thomas C. Siekman and Bradley E. Singer, currently serve as directors of the Company and are standing for re-election. Each of the Company's nominees for director was recommended by our Nominating and Corporate Governance Committee. Jeffrey W. Ubben, who has served as a director since 2002, will not be standing for re-election.

        Background information about the Board's nominees for election is set forth below.

        Rick Boyko, age 56, has served as one of our directors since June 2004. Mr. Boyko currently serves as the Managing Director of the VCU Adcenter, a graduate program in advertising at Virginia Commonwealth University. Prior to that Mr. Boyko served as Co-President and Chief Creative Officer of Ogilvy & Mather, New York from 1997 through 2003. In 1998, Mr. Boyko assumed the additional responsibility of Chief Creative Officer of the North American region. Mr. Boyko joined Ogilvy & Mather Worldwide, Inc. in 1989 and held various executive creative positions.

        Michael Goldstein, age 63, has served as one of our directors since June 2004. Since June 2001, Mr. Goldstein has been Chairman of the Toys "R" Us Children's Fund, Inc., a charitable foundation. Mr. Goldstein was Chairman of the Board of Toys "R" Us, Inc. from February 1998 to June 2001, Vice Chairman of the Board and Chief Executive Officer from February 1994 to February 1998, and served as acting Chief Executive Officer from August 1999 to January 14, 2000. Mr. Goldstein is also a director of United Retail Group Inc., 4Kids Entertainment, Inc., Medco Health Solutions, Inc., Finlay Enterprises, Inc. and Pacific Sunwear of California, Inc.

        Charles A. Koppelman, age 65, has served as our Vice Chairman since December 2004 and one of our directors since July 2004. Mr. Koppelman currently serves as Chairman and Chief Executive Officer of CAK Entertainment Inc., a music and entertainment business. From 1990 to 1994, he served first as Chairman and Chief Executive Officer of EMI Music Publishing and then from 1994 to 1997 as Chairman and Chief Executive Officer of EMI Records Group, North America. Mr. Koppelman is also a former director of Steve Madden Ltd., and served as Chairman of the Board of that company from 2000 to May 2004.

        Susan Lyne, age 54, has served as our President and Chief Executive Officer since November 2004 and as one of our directors since June 2004. From January 2002 to May 2004, Ms. Lyne was the President of ABC Entertainment and held various executive positions at the ABC television network from 1998 to

2002. Prior to this, she was Executive Vice President of Walt Disney Pictures and Television, Inc. from 1996 to 1998.

        Wenda Harris Millard, age 50, has served as one of our directors since June 2004. Ms. Millard has been the Chief Sales Officer of Yahoo! Inc. since 2001. Prior to this, she was Chief Internet Officer at Ziff Davis Media and president of Ziff Davis Internet from 2000 to 2001. From 1996 through 2000 Ms. Millard was Executive Vice President and one of the founding members of DoubleClick.

        Thomas C. Siekman, age 63, has served as Chairman of the Board since July 2004 and has served as one of our directors since August 2003. Mr. Siekman most recently served as "Of Counsel" to Skadden, Arps, Slate, Meagher & Flom LLP during 2003. Prior to joining Skadden, Arps, Slate, Meagher & Flom LLP, Mr. Siekman was Senior Vice President and General Counsel of Compaq Computer Corporation. From 1973 to 1998, he served in various capacities with Digital Equipment Corporation, most recently as Senior Vice President and General Counsel, until Digital was acquired by Compaq in 1998.

        Bradley E. Singer, age 38, has served as one of our directors since December 2003. Mr. Singer has been the Chief Financial Officer and Treasurer of American Tower Corporation since 2001 and has held various executive positions since 2000. Prior to this, he was an investment banker in the Communications, Media and Entertainment group at Goldman, Sachs & Co. from 1997 to 2000. From 1991 through 1995 Mr. Singer was Chief Financial Officer of Clyde's Restaurant Group. Mr. Singer is also a director of FiberTower Corporation.

        OUR BOARD RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF ITS NOMINEES FOR DIRECTOR NAMED ABOVE.

MEETINGS AND COMMITTEES OF THE BOARD

        Our Board met 21 times in person and telephonically during 2004. All directors attended at least 75% of the meetings of the Board and the Board committees on which they served, not including any meetings from which directors recused themselves. All five of the directors who were directors at the time attended our Annual Meeting in New York City in June 2004. Under our Corporate Governance Guidelines, each director is expected to attend our annual meetings.

        Our Board currently has a standing Audit Committee, a standing Compensation Committee, and a standing Nominating and Corporate Governance Committee.

        Corporate Governance.    Our Corporate Governance Guidelines state that a majority of the Board will consist of directors who meet the independence requirements of the listing standards of the New York Stock Exchange. Accordingly, our Board conducts an annual review to determine whether each of our directors qualifies as independent. Based on its most recent annual review, the Board has concluded that each proposed nominee for director, other than Ms. Lyne and Mr. Koppelman, is independent as defined in the listing standards of the New York Stock Exchange. We have posted a copy of our Corporate Governance Guidelines on our website (www.marthastewart.com) under the link for "Investor Relations". Stockholders may request a written copy of the Corporate Governance Guidelines by writing to the Corporate Secretary, Martha Stewart Living Omnimedia, Inc., 11 West 42nd Street, New York, New York 10036.

        The non-management members of the Board meet periodically in executive session without management. Under our Corporate Governance Guidelines, these meetings will occur at least three times per year, but in practice a majority of meetings of the Board include an executive session. Meetings of non-management directors are chaired by Mr. Siekman, our Chairman. Stockholders who wish to communicate with a member or members of the Board of Directors, including the chair of the Nominating and Corporate Governance Committee or non-management directors as a group, may do so by addressing their correspondence to the Board member or members, c/o the Corporate Secretary, Martha Stewart Living Omnimedia, Inc., 11 West 42nd Street, New York, New York 10036. The office of the Corporate

Secretary will review and forward all correspondence to the appropriate Board member or members for response.

        Code of Ethics.    We have adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees, including our chief executive officer and senior financial and accounting officers. Our Code of Business Conduct and Ethics requires, among other things, that all of our directors, officers and employees comply with all laws, avoid conflicts of interest, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company's best interest. In addition, our Code of Business Conduct and Ethics imposes obligations on all of our directors, officers and employees to maintain books, records, accounts and financial statements that are accurate and comply with applicable laws and with our internal controls. We have posted a copy of our Code of Business Conduct and Ethics, and will promptly post any amendments to or waivers of our Code of Business Conduct and Ethics, on our website (www.marthastewart.com) under the link for "Investor Relations". Stockholders may request a written copy of the Code of Business Conduct and Ethics by writing to the Corporate Secretary, Martha Stewart Living Omnimedia, Inc., 11 West 42nd Street, New York, New York 10036.

Audit Committee

        Our Audit Committee currently consists of Mr. Singer, who serves as its chairman, Mr. Ubben and Ms. Millard. Mr. Singer is qualified as an audit committee financial expert within the meaning of the applicable rules and regulations of the Securities and Exchange Commission and the Board has determined that Mr. Singer has accounting and related financial management expertise within the meaning of the listing standards of the New York Stock Exchange. Currently, Mr. Singer does not serve on the audit committee of any other public companies. The primary purpose of the Audit Committee is to assist the Board in monitoring the integrity of our financial statements, our independent auditor's qualifications and independence, the performance of our independent auditor, and our compliance with legal and regulatory requirements. In fulfilling this purpose, the Audit Committee has assumed a number of responsibilities and undertaken to perform a number of duties, each of which is detailed in the Audit Committee's charter, which is posted on the Company's website (www.marthastewart.com) under the link for "Investor Relations". Upon written request to the Corporate Secretary, Martha Stewart Living Omnimedia, Inc., 11 West 42nd Street, New York, New York 10036, without charge, we will provide each stockholder with a copy of our Audit Committee charter. Among other actions described in the charter, the Audit Committee is authorized to:

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  exercise sole authority to appoint or replace our independent auditor and oversee the compensation and work thereof (including resolution of any disagreements between our management and the independent auditor regarding financial reporting);

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  pre-approve all audit services and permitted non-audit services (including the fees and terms thereof) to be performed by our independent auditor, subject to the de minimis exception for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934 which are approved by the Audit Committee prior to the completion of the audit;

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  review and discuss with management and our independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in our annual report on Form 10-K;

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  review and discuss with management and our independent auditor our quarterly financial statements prior to the filing of our Form 10-Q, including the results of our independent auditor's review of the quarterly financial statements and disclosures made in management's discussion and analysis;

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  discuss with management and our independent auditor any significant financial reporting issues and judgments made in connection with the preparation of our financial statements, including any significant changes in our selection or application of accounting principles, any major issues as to the adequacy of our internal controls and any special policies adopted or steps taken in light of any material control deficiencies;

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  discuss, at least generally, with management, our earnings press releases, including the use of "pro forma" or "adjusted" information that is not in conformity with generally accepted accounting principles (GAAP), as well as financial information and earnings guidance provided to analysts and rating agencies;

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  discuss with management and our independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on our financial statements;

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  discuss with management our major financial risk exposures and the steps taken by management to monitor and control such exposures, including our risk assessment and risk management policies; and

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  prepare the report required by the Securities and Exchange Commission to be included in this Proxy Statement under the caption "REPORT OF THE AUDIT COMMITTEE".

        The Audit Committee met five times during 2004. The Board, in its business judgment, has determined that the members of the Audit Committee meet the independence and experience requirements of the New York Stock Exchange, Section 10A(m)(3) of the Securities Exchange Act and Securities and Exchange Commission rules and regulations.

Compensation Committee

        Our Compensation Committee currently consists of Mr. Ubben, who serves as its chairman, Mr. Boyko, and Mr. Goldstein. The primary purpose of the Compensation Committee is to assist the Board in fulfilling its oversight responsibilities in the areas of compensation and management development. In fulfilling this purpose, the Compensation Committee has assumed a number of responsibilities and undertaken to perform a number of duties, each of which is detailed in the Compensation Committee's charter, which is posted on the Company's website (www.marthastewart.com) under the link for "Investor Relations". Upon written request to the Corporate Secretary, Martha Stewart Living Omnimedia, Inc., 11 West 42nd Street, New York, New York 10036, without charge, we will provide each stockholder with a copy of our Compensation Committee charter. Among other actions described in the charter, the Compensation Committee is authorized to:

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  review our compensation policies and programs at least annually to endeavor to ensure they best facilitate our objective of maximizing shareholder value;

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  review and approve corporate goals and objectives relevant to the compensation of our Chief Executive Officer and evaluate the Chief Executive Officer's performance in light of those goals and objectives;

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  establish the base salaries, bonus targets and incentive compensation for the Chief Executive Officer, our other executive officers and members of our senior management;

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  approve the material terms of employment, severance and change-of-control agreements for our executive officers;

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  approve bonus pools for executive and non-executive level employees under our bonus programs and bonus awards for our executive officers;

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  approve the adoption of new compensation and equity plans, and approve amendments and modifications to our compensation and equity incentive plans, subject in each case to any required stockholder approvals; and

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  prepare the report required by the Securities and Exchange Commission to be included in this Proxy Statement under the caption "COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION".

        The Compensation Committee met 11 times during 2004 (including meetings of the predecessor Compensation and Corporate Governance Committee). The Board, in its business judgment, has determined that the members of the Compensation Committee meet the independence requirements of the listing standards of the New York Stock Exchange.

Nominating and Corporate Governance Committee

        Our Nominating and Corporate Governance Committee (the "Nominating Committee") currently consists of Mr. Siekman, who serves as its chairman, Ms. Millard, and Mr. Ubben. The primary purpose of the Nominating Committee is to identify and recommend individuals to become members of the Board, develop and recommend to the Board a set of corporate governance principles, and oversee the evaluation of the Board, management and each committee of the Board. In fulfilling this purpose, the Nominating Committee has assumed a number of responsibilities and undertaken to perform a number of duties, each of which is detailed in the Nominating Committee's charter, which is posted on the Company's website (www.marthastewart.com) under the link for "Investor Relations". Upon written request to the Corporate Secretary, Martha Stewart Living Omnimedia, Inc., 11 West 42nd Street, New York, New York 10036, without charge, we will provide each stockholder with a copy of our Nominating Committee charter. Among other actions described in the charter, the Nominating Committee is authorized to:

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  periodically review our executive level organizational structure, hiring practices and succession planning;

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  seek qualified individuals to become Board members;

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  recommend individuals to the Board to serve as the Board's director nominees at annual stockholders' meeting;

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  recommend to the Board the membership of the Board's various committees;

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  report annually to the Board with an assessment of the Board's and management's performance; and

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  prepare and recommend corporate governance principles applicable to MSO.

        The Nominating Committee considers candidates for Board membership suggested by its members and other Board members, as well as management. The Nominating Committee may retain a third party executive search firm to identify or assist in the evaluation of candidates. The Nominating Committee will also consider as potential nominees for our Board persons recommended by stockholders. Stockholder recommendations should be submitted to the Nominating Committee at our principal address in care of the Corporate Secretary. Each stockholder recommendation should include a personal biography of the proposed nominee, a description of the background or experience that qualifies such person for consideration and a statement that such person has agreed to serve if nominated and elected. Stockholders who themselves wish to nominate a person for election to the Board, as contrasted with recommending a potential nominee to the Board for its consideration, are required to comply with the requirements detailed under "Proposals of Stockholders".

        Once the Nominating Committee has identified a prospective nominee, the Nominating Committee makes an initial determination whether to conduct a full evaluation of the candidate. This initial determination is based on the information provided to the Nominating Committee concerning the prospective candidate, as well as the Nominating Committee's own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination is based primarily on the need for additional Board members to fill vacancies or expand the size of the Board and the likelihood that the prospective nominee can satisfy the evaluation factors described below. If the Nominating Committee determines, in consultation with other Board members as appropriate, that additional consideration is warranted, it may gather or request the third party search firm to gather additional information about the prospective nominee's background and experience. The Nominating Committee then evaluates the prospective nominee taking into account whether the prospective nominee is independent within the meaning of the listing standards of the New York Stock Exchange and such other factors as it deems relevant, including the current composition of the Board, the balance of management and independent directors, the need for Audit Committee or Compensation Committee expertise, the prospective nominee's diversity, age, skills, and experience, and the evaluations of other prospective nominees. In connection with this evaluation, the Nominating Committee determines whether to interview the prospective nominee and, if warranted, one or more members of the Nominating Committee and others, as appropriate, conduct interviews in person or by telephone. After completing this process, the Nominating Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the Nominating Committee. The Nominating Committee follows the same process and uses the same criteria for evaluating candidates proposed by stockholders, members of the Board and members of management.

        The Nominating Committee met two times during 2004 (including meetings of the predecessor Compensation and Corporate Governance Committee). The Board, in its business judgment, has determined that the members of the Nominating Committee meet the independence requirements of the listing standards of the New York Stock Exchange.

COMPENSATION OF OUTSIDE DIRECTORS

        We pay our Chairman of the Board an annual retainer of $70,000, payable quarterly in equal installments. We pay our independent directors an annual retainer of $40,000 for serving on our Board, payable quarterly in equal installments. Each independent director also receives a meeting fee of $1,000 for each in-person meeting of our Board that they attend and a fee of $500 for each committee or telephonic Board meeting in which they participate. The chairman of each committee receives an additional annual retainer of $7,000. Twenty-five percent of a director's fees are paid in shares of our Class A Common Stock, and the remaining 75% of such fees may be paid either in such shares or in cash, at the election of the director, under our Non-Employee Director Stock and Option Compensation Plan described below. All directors receive reimbursement of expenses incurred in connection with participation in our Board and committee meetings. Directors who are officers or consultants do not receive additional compensation for their services as a director. Mr. Ubben served as Chairman of the Board until September 2004. In September 2004, Mr. Siekman assumed the position of Chairman of the Board. For 2004, Mr. Ubben received $39,185 and Mr. Siekman received $30,815 for his duties as Chairman of the Board. On January 6, 2005, in recognition of Mr. Siekman's contributions as Chairman of the Board during 2004, Mr. Siekman was awarded 20,000 shares of restricted Class A Common Stock, 25% of which was vested immediately, 25% of which will vest on July 6, 2005, 25% of which will vest on January 6, 2006 and 25% of which will vest on July 6, 2006 subject to Mr. Siekman's continued Board membership through such date. This award is subject to stockholder approval of the amendment to the Company's Amended and Restated 1999 Stock Incentive Plan. See "Proposal 2 — Amendment of the Company's Amended and Restated 1999 Stock Incentive Plan".

        On January 24, 2005, we entered into a one-year consulting arrangement with Mr. Charles A. Koppelman, who currently serves as our Vice Chairman and as a Director of the Company. Pursuant to the terms of the consulting arrangement, Mr. Koppelman assists our President and Chief Executive Officer in addressing strategic business opportunities for us, including, without limitation, helping to source, structure and negotiate merchandising and television opportunities. In consideration for Mr. Koppelman's services, we have agreed to pay Mr. Koppelman $450,000 per annum, payable in equal monthly installments. Mr. Koppelman is also entitled to make use of our lease interest in a private airplane consistent with our policy regarding use of the lease interest by Ms. Lyne. In addition, subject to approval by our stockholders of the amendment to the Amended and Restated 1999 Stock Incentive Plan, the

Company agreed to grant Mr. Koppelman (i) 50,000 restricted shares of the Class A Common Stock, which will vest upon the Company entering into a new board-approved merchandising license agreement, and (ii) options to purchase 200,000 shares of Class A Common Stock at an exercise price of $28.55, which will vest ratably on January 24, 2006 and on January 24, 2007 subject to Mr. Koppelman's continued service through each date. These awards are also subject to stockholder approval of the amendment to the Company's Amended and Restated 1999 Stock Incentive Plan. See "Proposal 2 — Amendment of the Company's Amended and Restated 1999 Stock Incentive Plan". The Company will also enter into a registration rights agreement with Mr. Koppelman providing for one demand registration right and unlimited piggyback registration rights (subject to customary cutbacks), of all shares of Class A Common Stock owned by Mr. Koppelman, including shares underlying options granted to Mr. Koppelman.

        In 2004, we reimbursed Mr. Koppelman $18,000 for the costs incurred in connection with his personal use of a private plane. In addition, we made available to Mr. Siekman and Mr. Koppelman, at the incremental cost to the Company of $5,276 and $2,811, respectively, the use of the Company's leased private plane. These amounts are deemed to constitute income for federal income tax purposes.

The Non-Employee Director Stock And Option Compensation Plan

        The purpose of this plan is to align the interests of our non-employee directors and our stockholders and to attract and retain highly qualified individuals to serve as directors. The plan authorizes issuance of 300,000 shares of our Class A Common Stock. In this proxy statement, we are proposing that our stockholders increase the number of shares of Class A Common Stock authorized for issuance under the plan by 300,000 to an aggregate of 600,000 shares.

  Common Stock

        Each non-employee director receives 25% of his or her annual retainer and meeting fees in shares of Class A Common Stock. In addition, non-employee directors may make an annual election to receive shares of Class A Common Stock in lieu of all, or a portion, of such director's remaining fees, in 25% increments. The number of shares of Class A Common Stock granted to a director is equal to the fees payable in equity to the director, divided by the fair market value of a share on the last business day of the period for which payment is being made. Each director may defer the receipt of his or her cash director fees into an interest-bearing cash account, and/or his or her elected or mandatory shares of Class A Common Stock into a share unit account. Any share units credited to a share unit account will also be credited with additional share units having a value equal to the dividends that would be paid as if the share units credited to the share account were outstanding shares. When the director leaves our Board or, if earlier, upon a change of control, the amount of cash in his or her cash account, plus a number of shares of Class A Common Stock equal to the number of share units in his or her share account, will be delivered to the director, with cash being paid in lieu of any fractional shares.

  Options

        Each new non-employee director is granted options to purchase 25,000 shares of Class A Common Stock upon being elected or appointed to our Board, which vest ratably over a three year period. Additionally, after each annual meeting of stockholders, a continuing director is granted options to purchase 7,500 shares of Class A Common Stock, which vest and become exercisable on the first anniversary of the date of grant if the director remains a member of our Board at that time. The exercise price for all options is 100% of the fair market value of a share of Class A Common Stock on the date of grant. On June 22, 2004, in connection with an increase in the number of options granted to new non-employee directors from 5,000 to 25,000, Mr. Siekman and Mr. Singer were each granted options to purchase 20,000 shares of Class A Common Stock, which vest ratably over a three-year period.

        Each vested option will terminate one year after the director's service on our Board ceases for any reason, other than for cause. If a director is removed for cause, all vested and unvested options will be forfeited. However, the options will expire no later than the tenth anniversary of the date of grant. Any unvested options will terminate and be canceled as of the date a director's service on our Board ceases for any reason. All options become fully vested and exercisable upon a change in control.

        The foregoing plan summary is subject in all respects to the plan itself, a copy of which is on file with the Securities and Exchange Commission as an exhibit to our Annual Report on Form 10-K.

Director Stock Ownership Guidelines

        In March 2005 the Compensation Committee adopted a set of stock ownership guidelines in furtherance of the Company's governance policy encouraging the directors to have an equity interest in the Company and to further align their interest with the interests of stockholders. The guidelines provide that each non-management director is expected to own Company shares with a value equal to five times their annual retainer. Consistent with the guidelines for certain employees, directors that do not meet the ownership test would be required to hold 75% of the after-tax profit shares of vested Company stock or stock options (after accounting for the exercise price in the case of options).

INFORMATION CONCERNING EXECUTIVE OFFICERS

        The names, ages and certain background information about our executive officers and certain significant employees who are not nominees for election as directors are set forth below.

        Martha Stewart, age 63, is the founder of the Company and the author of numerous books on the domestic arts, including Entertaining and Martha Stewart's Gardening. Ms. Stewart served as our Chairman of the Board and Chief Executive Officer from our creation in 1996 until June 2003, when she resigned as a director, our Chairman and our Chief Executive Officer and assumed the position of Chief Creative Officer. Ms. Stewart continued to serve as our Chief Creative Officer until March 2004 when she resigned as Chief Creative Officer and assumed the position of Founder, a non-officer position.

        Gael Towey, age 53, has served as our Executive Vice President and Creative Director since January 2001 and, prior to that time, she served as our Executive Vice President, Art and Style and Creative Director since February 1997. Prior to that, Ms. Towey worked for Martha Stewart Living magazine as the Design Director from 1996 to 1997 and as Art Director from 1990 to 1996. Ms. Towey also has an additional 15 years of experience in the publishing industry, including with House & Garden magazine, Clarkson N. Potter and Viking Press, Inc.

        Heidi Diamond, age 46, has served as our Executive Vice President, President, Television since August 2002. Previously, she served as Executive Vice President of AMC Networks and Rainbow Media since September 2001. Prior to that, she served as The Food Network's Senior Vice President, Strategic Network Planning/ Development from January 2001 until June 2001 and as its Senior Vice President Marketing, Creative and Business Development from May 1998 until December 2000. Before joining The Food Network, Ms. Diamond held executive positions in marketing at several other leading cable companies domestically and internationally, including Primedia/ Channel One and Nickelodeon.

        Jay L. Dubiner, age 41, has served as our Executive Vice President, Corporate Development & General Counsel since February 2004. Prior to this, he provided legal and corporate development consulting services to clients primarily in the media industry. From February 2000 to March 2002 Mr. Dubiner served as Senior Vice President, Business Development & Strategic Planning for a division of The Universal Music Group. Mr. Dubiner was an associate in the corporate department of the New York law firm of Paul Weiss Rifkind Wharton & Garrison from September 1993 to February 2000 where he specialized in mergers and acquisitions. He has an additional 2 years experience practicing law at the law firm of Osler Hoskin & Harcourt in Toronto, Canada. In 1984 Mr. Dubiner served as a Special Assistant to the Prime Minister of Canada.

        James Follo, age 45, has served as our Executive Vice President, Chief Financial and Administrative Officer since October 2003. From March 2001 to October 2003, Mr. Follo served as our Executive Vice President and Chief Financial Officer. Prior to that, he served as our Senior Vice President, Finance and Controller from March 1999 to March 2001 and, previously, as our Vice President, Finance and Controller from July 1998. Prior to that, Mr. Follo held various financial positions at General Media International, Inc., a magazine publisher, from 1994 to July 1998, most recently as Vice President, Chief Financial Officer and Treasurer.

        Lauren Stanich, age 43, has served as our Executive Vice President, President, Publishing and Internet/ Direct Commerce since March 2003 and, prior to that, as our Executive Vice President, President, Publishing from January 1999 to March 2003 and as our Senior Vice President, Consumer Marketing from 1997 until 1999. Ms. Stanich worked as our Consumer Marketing Director and Book Publisher from 1995 to 1997 and as Consumer Marketing Director for Martha Stewart Living from 1991 to 1995. Ms. Stanich has an additional seven years of experience in marketing and publishing with Time, Inc.

EXECUTIVE COMPENSATION

General

        The following table sets forth certain information pertaining to compensation of our Chief Executive Officer, our former Chief Executive Officer, our Founder and our four other most highly compensated executive officers for 2004 (the "Named Executives"). The following table presents information concerning total compensation earned by the Named Executives for services rendered to us during 2002, 2003 and 2004.

	Annual Compensation						Long Term Compensation
	Fiscal Year	Salary($)	Bonus($)	Other Annual Compensation			Restricted Stock Awards($)			Securities Underlying Option Awards (#)(1)	All Other Compensation ($)
Susan Lyne President and Chief Executive Officer(4)	2004	$110,769	—		$454,700			$3,724,000	(2)	425,000	$—
Martha Stewart Founder(7)	2004 2003 2002	$726,923 900,000 900,000	$236,000 500,000 680,600		$238,820 128,131 163,781	(5) (5) (5)		— — —		— — 150,000	$2,879 3,564 616,707	(6) (6) (6)
James Follo Executive Vice President, Chief Financial and Administrative Officer	2004 2003 2002	$440,000 410,000 406,402	$308,000 335,790 369,000		$615,000 — —	(8)	$	— 702,477 100,350	(9)	— — 25,000	$6,981 6,540 6,040	(10) (10) (10)
Gael Towey Senior Executive Vice President, Creative Director	2004 2003 2002	$425,200 410,000 409,066	$297,640 287,000 315,700		$617,811 — —	(8)	$	— 1,009,194 100,350	(9)	— — 25,000	$7,440 7,242 6,725	(11) (11) (11)
Lauren Stanich Executive Vice President, President, Publishing and Internet/ Direct Commerce	2004 2003 2002	$414,800 389,112 351,534	$290,360 350,000 226,628		$600,000 — —	(8)	$	— 687,737 100,350	(9)	— — 25,000	$6,711 6,540 6,040	(12) (12) (12)
Sharon Patrick Former President and Chief Executive Officer(4)	2004 2003 2002	$800.000 850,746 844,369	$900,000 800,000 680,600	$	— 18,000 18,000		$	— — 334,500		— — 100,000	$3,290 3,564 3,516	(3) (3) (3)
Suzanne Sobel Former Executive Vice President, Advertising Sales, and Publisher	2004 2003 2002	$419,900 404,875 400,910	$293,930 340,095 425,119		$607,313 — —	(8)	$	— 638,461 100,350	(9)	— — 25,000	$6,991 6,810 6,310	(13) (13) (13)

(1)
All options reflected in this table were granted pursuant to the Martha Stewart Living Omnimedia, Inc. Amended and Restated 1999 Stock Incentive Plan (the "1999 Stock Incentive Plan").

(2)
Ms. Lyne was granted 200,000 shares of restricted Class A Common Stock in connection with her commencement of service with us. Of the total grant, 150,000 shares of restricted stock will vest ratably on November 11, 2005, 2006 and 2007. Of the remaining 50,000 shares, 25,000 shares met the conditions of an accelerated vest clause by December 31, 2004. The remaining 25,000 shares met the condition of another accelerated vest clause in January 2005. As of December 31, 2004, 175,000 unvested shares had a value of $5,078,500. Ms. Lyne is entitled to receive dividends with respect to the restricted stock if dividends are paid with respect to our Class A Common Stock.

(3)
Represents the value of group life insurance premiums paid by us.

(4)
Ms. Lyne became President and Chief Executive Officer in November 2004, succeeding Ms. Patrick. Under her employment agreement, Ms. Lyne will receive an annual base salary of $900,000, subject to annual review. Additionally, included in other annual compensation, is a $447,120 payment made pursuant to her employment agreement to compensate her for the forfeiture of certain equity awards from her prior employer. See "Employment and Severance Arrangements — Employment Agreement with Susan Lyne".

(5)
Other Annual Compensation reported for Ms. Stewart includes $200,000 in 2004 paid for her services as on-air talent for television and radio programs for the Company. Prior years each include $100,000 representing the portion of the cost of tax preparation services provided by the Company to senior executive officers which was allocated by the preparer to Ms. Stewart. 2002 included $63,781, representing the unreimbursed portion of the cost to the Company of Ms. Stewart's personal use of an aircraft which the Company has the right to use. The value of any other single perquisite or personal benefit the Company provided to Ms. Stewart in 2004, 2003 or 2002, did not exceed 25% of the aggregate value of all such perquisites or personal benefits.

(6)
Represents an amount paid by us on Ms. Stewart's behalf pursuant to a group term life policy as well as a reportable benefit to Ms. Stewart relating to premiums paid by us pursuant to a split-dollar life insurance arrangement between Ms. Stewart, a partnership controlled by her, and MSO. As required by the Securities and Exchange Commission, the reported split-dollar benefit reflects the economic benefit Ms. Stewart would have received if we had loaned her the amount of the insurance premium paid by us on an interest-free basis through the date we expect the premium to be repaid to us or, if earlier, the date on which interest would begin to accrue for our benefit on such amount. Due to an amendment in 2003 to the split-dollar arrangement, no further premium payments have been made by us. See "Certain Relationships and Related Party Transactions — Transactions with Martha Stewart — Split-Dollar Life Insurance Agreement". The group term life payments were $2,879 in 2004, $3,564 in 2003 and $3,516 in 2002, while the reportable split-dollar benefit was $613,191 in 2002.

(7)
Ms. Stewart served as the Company's Chief Executive Officer until June 4, 2003, when she resigned as Chief Executive Officer. Ms. Stewart continued to serve as Chief Creative Officer of the Company until March 2004, when she resigned as Chief Creative Officer and assumed the position of Founder, a non-officer position.

(8)
Amounts included in the Other Annual Compensation column include amounts paid pursuant to the Company's 2003 Key Executive Bonus Plan principally for retention purposes. Under the plan Mr. Follo, Ms. Sobel, Ms. Stanich, and Ms. Towey were paid $615,000, $607,313, $600,000 and $615,000, respectively.

(9)
Represents the value of restricted stock units granted pursuant to an offer to exchange stock options for restricted stock units. The value set forth in the table is based on the closing price of our Class A Common Stock on the date of grant of $10.83 per share. The restricted stock units vest in two equal installments on November 7, 2004 and November 7, 2005. Upon vesting, the holder receives, for each restricted stock unit, an unrestricted share of our Class A Common Stock (net of withholding taxes). If dividends are paid on shares of our Class A Common Stock prior to the vesting date, the holders of restricted stock units will be entitled upon vesting to receive dividend equivalents in the form of additional restricted stock units. As of December 31, 2004, Mr. Follo, Ms. Sobel, Ms. Stanich and Ms. Towey held the following number of restricted stock units with the following value: Mr. Follo, 32,432 and $941,177; Ms. Sobel, 29,477 and $855,423; Ms. Stanich, 31,752 and $921,443; and Ms. Towey, 46,593 and $1,352,129.

(10)
Consists of matching contributions made by us to Mr. Follo's 401(k) account of $6,150, $6,000, and $5,500 in 2004, 2003 and 2002, respectively, and $831, $540 and $540 of the taxable value of group life insurance premiums paid on behalf of Mr. Follo in 2004, 2003 and 2002, respectively.

(11)
Consists of matching contributions made by us to Ms. Towey's 401(k) account of $6,150, $6,000 and $5,500 in 2004, 2003 and 2002, respectively, and $1,290, $1,242 and $1,225 of the taxable value of group life insurance premiums paid on behalf of Ms. Towey in 2004, 2003 and 2002, respectively.

(12)
Consists of matching contributions made by us to Ms. Stanich's 401(k) account of $6,150, $6,000 and $5,500 in 2004, 2003 and 2002, respectively, and $561, $540 and $540 of the taxable value of group life insurance premiums paid on behalf of Ms. Stanich in 2004, 2003 and 2002, respectively.

(13)
Consists of matching contributions made by us to Ms. Sobel's 401(k) account of $6,150, $6,000 and $5,500 in 2004, 2003 and 2002, respectively, and $841, $810 and $810 of the taxable value of group life insurance premiums paid on behalf of Ms. Sobel in 2004, 2003 and 2002, respectively.

Option/SAR Grants in Last Fiscal Year

	Individual Grants					Potential Realizable Value at Assumed Annual Rates of Stock Price appreciation for Option Term
Name	Number of Securities Underlying Options Granted (#)		% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price($/Sh)	Expiration Date	5%($)	10%($)
Susan Lyne	400,000	(1)		$18.57	11/11/2014	$4,679,640	$11,810,520
	25,000	(2)		8.97	6/21/2014	141,277	356,558
Martha Stewart	—		—	—	—	—	—
James Follo	—		—	—	—	—	—
Gael Towey	—		—	—	—	—	—
Lauren Stanich	—		—	—	—	—	—
Sharon Patrick	—		—	—	—	—	—
Suzanne Sobel	—		—	—	—	—	—

(1)
These options were granted to Ms. Lyne in connection with her commencement of employment as our President and Chief Executive Officer. See "Employment and Severance Arrangements — Employment Agreement with Susan Lyne".

(2)
These options were granted to Ms. Lyne in connection with her commencement of service as a member of our Board. See "Compensation of Outside Directors".

Aggregated Option Exercises In Last Fiscal Year And Fiscal Year-End Option Values

        The table below presents information concerning the exercise of stock options by the Named Executives during the year ended December 31, 2004 and the fiscal year-end value of all their unexercised options.

Aggregated Option Exercises in 2004 and Option Values
as of December 31, 2004

			Number of Securities Underlying Unexercised Options at 12/31/04 (#)				Value of Unexercised In-the-Money Options at 12/31/04 ($)(1)
Name	Shares Acquired on Exercise (#)	Value Realized ($)
			Exercisable		Unexercisable		Exercisable	Unexercisable
Susan Lyne	—	—	—		425,000	(2)	—	$4,681,250
Martha Stewart	—	—	262,500	(2)	37,500	(2)	$1,844,625	492,000
James Follo	—	—	12,500	(2)	12,500	(2)	278,000	278,000
Gael Towey	110,400	$1,217,878	114,782	(3)	12,500	(2)	3,184,854	278,000
Lauren Stanich	20,349	381,497	7,500	(2)	12,500	(2)	166,800	278,000
Sharon Patrick	360,324	6,095,452	492,022		—		5,305,082	—
Suzanne Sobel	39,333	715,769	—		12,500	(2)	—	278,000

(1)
Calculated using the closing price of a share of our Class A Common Stock on December 31, 2004, $29.02.

(2)
Consists of options to acquire shares of Class A Common Stock granted under the 1999 Stock Incentive Plan.

(3)
Consists of options to acquire 102,282 shares of Class A Common Stock granted under the 1997 Plan and options to acquire 12,500 shares granted under the 1999 Stock Incentive Plan.

EMPLOYMENT AND SEVERANCE ARRANGEMENTS

Employment Agreement with Martha Stewart

        On September 17, 2004, we entered into a new employment agreement with Martha Stewart. The agreement, which replaced Ms. Stewart's prior employment agreement, is for a term of five years. During the term of the agreement, Ms. Stewart will serve as our Founder, a non-officer position. Ms. Stewart receives a base salary of $900,000 per year, subject to annual review by the Board of Directors and increase in the Board's discretion. Ms. Stewart is entitled to an annual cash bonus in an amount determined by our Compensation Committee based on the achievement of company and individual performance goals established by the Compensation Committee for each fiscal year, with a target annual bonus equal to 100% of base salary and a maximum annual bonus equal to 150% of base salary, but in no event less than 55% of base salary. Ms. Stewart was not entitled to earn base salary or annual bonus in respect of her period of imprisonment arising out of her personal sale of non-Company stock but is entitled to earn base salary and annual bonus in respect of her period of home confinement.

        Ms. Stewart is entitled to participate in all of our welfare benefit plans and programs for the benefit of our senior executives, on a basis no less favorable than in effect immediately prior to the effective date of the agreement, and is eligible to participate in all pension, retirement, savings and other employee benefit plans and programs maintained from time to time by us for the benefit of our senior executives, other than any equity-based incentive plans, severance plans, retention plans and any annual cash incentive plan, on a basis no less favorable than in effect immediately prior to the effective date of the agreement. Ms. Stewart is entitled to reimbursement for all business, travel and entertainment expenses on a basis no less favorable than in effect immediately prior to the effective date of the agreement and subject to our current expense reimbursement policies. We are also required to provide Ms. Stewart with automobiles and drivers on a basis no less favorable than in effect immediately prior to the effective date of the agreement, and certain other benefits. In addition, Ms. Stewart will receive an annual non-accountable expense allowance of $100,000 per year.

        In consideration of the continued services of Ms. Stewart as on-air talent for our television and radio programs, we paid Ms. Stewart $200,000 on the effective date of the agreement. In addition, for each edition of "The Apprentice: Martha Stewart" which features Ms. Stewart as on-air talent, we will pay Ms. Stewart an amount equal to the greater of $500,000 or two-thirds of all talent fees due to us in respect of the edition. For any other original network, cable or syndicated show of ours produced after the effective date and in which Ms. Stewart is the on-air talent, Ms. Stewart will be entitled to receive an amount equal to the fair market value of her talent services, as mutually agreed upon by Ms. Stewart and the Board. In addition, with respect to any re-run or re-packaging of any new programming, Ms. Stewart will receive an amount equal to ten percent of the adjusted gross revenues from such re-run or re-packaging.

        Under the agreement, if Ms. Stewart is terminated without cause or terminates her employment for good reason, she will be entitled to a lump sum payment equal to the sum of:

  •
  base salary and accrued vacation pay through the date of termination;

  •
  three times her base salary; and

  •
  the higher of (1) $5,000,000 or (2) three times the highest annual bonus paid with respect to any fiscal year beginning during the term of the agreement.

        We will also continue to provide Ms. Stewart for the greater of the remaining term of the agreement or three years following the date of termination, the same medical, hospitalization, dental and life insurance programs to which she was otherwise entitled under the agreement and will continue to provide use of automobiles, staff and offices for three years.

        Under the agreement, Ms. Stewart cannot compete with us or solicit our employees during her term of employment. In addition, if Ms. Stewart terminates employment without good reason during the employment period or is terminated by us for cause, the noncompetition and nonsolicitation restrictions continue for 12 months after the termination of employment.

Employment Agreement with Susan Lyne

        On November 11, 2004, we entered into an employment agreement with Susan Lyne, pursuant to which Ms. Lyne serves as President and Chief Executive Officer. The agreement is for a term expiring December 31, 2007, subject to automatic one year extensions if neither we nor Ms. Lyne gives notice to the other of an intention not to renew the agreement on or prior to six months prior to the then scheduled expiration date. Ms. Lyne receives a base salary of $900,000 per year, subject to annual review by the Board and increase in the Board's discretion. Ms. Lyne is entitled to an annual bonus in an amount determined by our Compensation Committee based on the achievement of performance goals established by our Compensation Committee for each calendar year, with a target annual bonus equal to 100% of base salary and a maximum annual bonus equal to 150% of base salary.

        Ms. Lyne is entitled to participate in our employee benefit plans, policies, programs, perquisites and arrangements that we provide generally to our similarly situated employees (excluding for this purpose Martha Stewart) to the extent she meets the eligibility requirements for any such plan, policy, program, perquisite or arrangement. We will reimburse Ms. Lyne for all reasonable business expenses incurred in carrying out her duties, including first class transportation or travel on a private plane to the extent that the private plane is available.

        Concurrently with the execution of the agreement, we paid to Ms. Lyne $447,120 to compensate her for the forfeiture of equity compensation awards relating to her prior employment with The Walt Disney Company resulting from her execution and performance of the agreement.

        Contemporaneously with the execution and delivery of the agreement, we granted to Ms. Lyne 200,000 shares of restricted Class A Common Stock. 150,000 shares of this restricted stock will vest on each of the first, second and third anniversaries of the date of the agreement. Of the remaining 50,000 shares, 25,000 shares met the conditions of an accelerated vest clause by December 31, 2004. The remaining 25,000 shares met the condition of another accelerated vest clause in January 2005.

        In addition, we granted Ms. Lyne options to purchase 400,000 shares of Class A Common Stock at an exercise price of $18.57 per share. The options vest in equal installments on each of the first, second and third anniversaries of the date of the agreement. Both the restricted stock and the options vest upon a change in control of us.

        Under the employment agreement, if Ms. Lyne's employment is terminated by us without cause or by Ms. Lyne for good reason:

  •
  outstanding equity awards held by Ms. Lyne will vest and/or become exercisable;

  •
  we will pay Ms. Lyne a lump-sum cash payment equal to (i) if the termination occurs on or prior to the first anniversary of the effective date of the agreement, three times her base salary and (ii) if the termination occurs after the first anniversary of the effective date of the agreement, four times her base salary; and

  •
  we will provide Ms. Lyne with continued medical coverage at active-employee rates for two years or, if earlier, until she receives subsequent employer-provided coverage.

        Notwithstanding clause (i) above, if Ms. Lyne is terminated by us without cause or terminates her employment for good reason during the 6-month period prior to, or the 2-year period following, a change in control of us, she will receive a severance payment equal to four times her base salary. In addition, Ms. Lyne will be entitled to a gross-up for any excise taxes imposed by Section 4999 of the Internal

Revenue Code in the event of a change in control of us and will be entitled to continued medical coverage as described above.

        The employment agreement contains customary confidentiality, non-competition, non-solicitation and indemnification provisions.

        Under the agreement, Ms. Lyne cannot compete with us or solicit our employees during her term of employment. In addition, if Ms. Lyne's employment terminates, other than due to expiration of the agreement, the noncompetition and nonsolicitation restrictions continue for 12 months after the termination of employment.

Separation Agreement with Sharon Patrick

        On November 11, 2004, Ms. Patrick resigned from all of her positions with us and our affiliates. In connection with her resignation, Ms. Patrick received the following payments and benefits:

  •
  an annual cash bonus of $900,000 in respect of the 2004 fiscal year;

  •
  approximately $104,000 in accrued vacation and pay in lieu of notice;

  •
  full vesting of all unvested equity awards; and

  •
  continued life and health insurance benefits for two years following her retirement date.

        Ms. Patrick also agreed to provide up to ten hours of consulting services to us monthly during the twenty-four months following her retirement date. In exchange for her agreement to provide these services, we agreed that each of her outstanding stock options would remain exercisable until five years following the retirement date or the original term of the option, whichever is shorter.

        Pursuant to the agreement, we and Ms. Patrick also executed mutual releases of claims against each other.

Martha Stewart Living Omnimedia, Inc. Annual Incentive Plan

        In March 2005, we adopted the Martha Stewart Living Omnimedia, Inc. Annual Incentive Plan. This plan is being submitted to our stockholders for approval at the 2005 annual meeting. See "Proposal 4 — Approval of the Martha Stewart Living Omnimedia, Inc. Annual Incentive Plan".

Martha Stewart Living Omnimedia, Inc. 2003 Key Executive Bonus Plan

        In September 2003, we adopted the Martha Stewart Living Omnimedia, Inc. 2003 Key Executive Bonus Plan with the twin goals of rewarding and retaining key executives. Subject to the terms and conditions of the plan, the plan provided for participants to receive a bonus in an amount selected by the Compensation Committee. One-half of the plan bonus payable to a participant was paid on each of June 30, 2004 and January 1, 2005. Mr. Follo, Ms. Sobel, Ms. Stanich, and Ms. Towey participated in the 2003 key executive bonus plan, and their plan bonuses are $615,000, $607,313, $600,000, and $615,000, respectively. Under the plan, each participant was also guaranteed a regular year-end bonus for each of 2003 and 2004 in an amount not less than 100% of the participant's target bonus for the applicable year. The amounts paid to Mr. Follo, Ms. Sobel, Ms. Stanich and Ms. Towey in respect of 2004 are reflected in the Summary Compensation Table. All payments under the plan have been paid and the plan was terminated in accordance with its terms.

Martha Stewart Living Omnimedia, Inc. 2005 Executive Severance Pay Plan

        We adopted the Martha Stewart Living Omnimedia, Inc. 2005 Executive Severance Pay Plan effective January 1, 2005. The purpose of the plan is to better provide for the retention of key executives by providing them with a higher degree of financial security in the event of their termination of employment. The plan is administered by the Compensation Committee, or, if the Board so determines, by another committee of the Board or the Board itself. The plan administrator may designate any of our executives to be a participant and may vary the terms of such participation on a case-by-case basis. Once an executive has been designated as a participant in the plan, then the executive will remain a participant in the plan until termination of his or her employment under circumstances that do not give the participant a right to severance benefits or completion of the delivery of all severance benefits, whichever is applicable.

        A participant will generally be eligible to receive severance benefits under the plan in the event he or she terminates his or her employment for good reason or if his or her employment is terminated by us other than for cause or disability. "Good Reason" is a defined term in the plan and generally includes specified job-related diminutions, such as reductions in title, duties or compensation, and required relocation.

        The severance benefits under the plan consist of the following:

  •
  Payment of a pro-rata target bonus (based on the elapsed portion of the year of termination) in a lump sum;

  •
  continued payment of base salary until the first anniversary of the executive's termination of employment;

  •
  a bonus payment equal to 100% of the executive's target annual bonus payable as salary continuation over the one-year period following the termination of employment;

  •
  immediate vesting of all of the executive's outstanding equity awards;

  •
  continuation of coverage under our health and life insurance plans (on the same terms and conditions as actively employed employees) until the first anniversary of the executive's termination of employment (or, if earlier, until the executive becomes eligible for benefits of the same type under a plan of a subsequent employer); and

  •
  up to $30,000 of outplacement benefits.

        As a condition to receiving benefits under the Plan, an executive must, among other things, execute and not revoke a waiver and release of claims in favor of us and agree not to interfere with our business, including soliciting our employees, for two years following the executive's termination of employment. Severance benefits under the Plan are intended to be the sole source of severance benefits payable upon a termination of an executive's employment and, other than the continued health and life insurance benefits, are generally not subject to mitigation or reduction.

        The plan expires on December 31, 2007. Prior to the expiration date, the Compensation Committee may generally amend or terminate the Plan, but no such action may adversely affect the rights and entitlements of participants in the Plan without their consent.

        The foregoing plan summary is subject in all respects to the plan itself, a copy of which is on file with the Securities and Exchange Commission as an exhibit to our Annual Report on Form 10-K. Each of the Named Executives other than Ms. Lyne and Ms. Stewart is a participant in the plan.

EQUITY COMPENSATION PLANS

Martha Stewart Living Omnimedia, Inc. Amended and Restated 1999 Stock Incentive Plan

        The plan is administered by the Compensation Committee and their designees and provides for the grant of nonqualified and incentive stock options and other types of equity-based awards. Our executives, employees and consultants, as well as those of any subsidiaries, are eligible to receive awards under the plan. We currently employ approximately 480 employees, all of whom are eligible to receive awards under the plan. The Board has amended the plan to permit grants of awards to our non-employee directors, and this amendment is being submitted to our stockholders for approval at the 2005 annual meeting. See "Proposal 2 — Amendment of the Company's Amended and Restated 1999 Stock Incentive Plan". The plan provides that the maximum number of shares of Class A Common Stock available for grant under the plan is 10,000,000. No participant may be granted stock options or stock appreciation rights (without relationship to stock options) covering in excess of 1,000,000 shares of Class A Common Stock in any calendar year.

        The term of options granted under the plan may not exceed 10 years. Unless otherwise determined by our Compensation Committee, options granted under the plan vest ratably on each of the first four anniversaries of the grant date and have an exercise price equal to the fair market value of the Class A Common Stock on the date of grant.

        A participant exercising an option may pay the exercise price in cash or, if approved by our Compensation Committee, with previously acquired shares of our Class A Common Stock or in a combination of cash and stock. Our Compensation Committee, in its discretion, may allow the cashless exercise of options.

        Options are nontransferable other than by will or the laws of descent and distribution or, at the discretion of our Compensation Committee, by a written beneficiary designation and, in the case of a nonqualified option, by a gift to members of the holder's immediate family. The gift may be made directly or indirectly or by means of a trust or partnership or limited liability company and, during the participant's lifetime, may be exercised only by the participant, any such permitted transferee or a guardian, legal representative or beneficiary.

        Shares of restricted stock may also be granted under the plan, with such conditions on vesting as the Compensation Committee deems appropriate. Shares of performance units and other stock-based awards may also be granted under the plan.

        In the event of a "Change in Control," any option that is not then exercisable and vested will become fully exercisable and vested, restrictions on restricted stock will lapse and performance units will be deemed earned.

        "Change in Control" under the plan generally means:

  •
  the acquisition of an amount of our common stock greater than the amount held, directly or indirectly, by Ms. Stewart and representing at least 30% of the outstanding common stock or voting securities;

  •
  a change in the majority of the members of the Board, unless approved by the incumbent directors or Ms. Stewart;

  •
  the completion of a merger involving MSO in which, among other things, our stockholders do not retain more than 50% of the common stock and voting power of the surviving entity; or

  •
  approval by our stockholders of a liquidation, dissolution or sale of substantially all of our assets.

        Our Board may at any time amend or terminate the plan and may amend the terms of any outstanding option or other award, except that no termination or amendment may impair the rights of the participants as they relate to outstanding options or awards. However, no such amendment to the plan will be made without the approval of our stockholders to the extent such approval is required by law or stock exchange rule.

        The foregoing plan summary is subject in all respects to the plan itself, a copy of which is on file with the Securities and Exchange Commission as an exhibit to our Annual Report on Form 10-K.

MSLO LLC Nonqualified Class A LLC Unit/ Stock Option Plan

        We adopted and made grants under the MSLO LLC Nonqualified Class A LLC Unit/ Stock Option Plan in November 1997. In connection with our initial public offering, the 509,841 LLC unit options then outstanding were converted into options to purchase 1,997,374 shares of our Class A Common Stock. All options granted under the 1997 Plan have now vested. Each option expires 10 years after the date of grant, subject to earlier termination upon termination of employment. Options granted under the 1997 Plan are not assignable or transferable by the optionee, other than by will or the laws of descent and distribution. No additional options may be granted under the 1997 Plan.

        In connection with the 1997 Plan, Ms. Stewart periodically returns to us a number of shares of our common stock beneficially owned by her, corresponding, on a net treasury basis, to the number of option exercises under this plan during the relevant period. Under the net treasury method, we subtract from the number of shares resulting from each option exercise the number of shares we could purchase, at the then-current market price, with dollars equal to the option proceeds from such exercise and the value of the tax benefit we receive from the exercise. Ms. Stewart returns to us a number of shares of our common stock equal to the sum of the results of these calculations for the relevant period. Accordingly, options outstanding under this plan are not dilutive.

        The foregoing plan summary is subject in all respects to the plan itself, a copy of which is on file with the Securities and Exchange Commission as an exhibit to our Annual Report on Form 10-K.

Employee Stock Ownership Guidelines

        In March 2005, the Compensation Committee approved stock ownership requirements for the Chief Executive Officer and the executive officers who report directly to the Chief Executive Officer to further align their interests with the interests of stockholders. The executives are required to own Company shares with a value equal to a multiple of their base salary. The guidelines are five times base salary for the Chief Executive Officer and two times base salary for the executive officers who report directly to the Chief Executive Officer. Individuals that do not meet the ownership test will be required to hold at least 75% of the after-tax profit shares of vested Company stock or stock options (after accounting for the exercise price in the case of options).

COMPENSATION COMMITTEE
REPORT ON EXECUTIVE COMPENSATION

        The Compensation Committee of the Board, currently consisting of Mr. Ubben, Mr. Goldstein and Mr. Boyko, none of whom are employed by MSO, furnished the following report on executive compensation for the 2004 fiscal year.

Compensation Philosophy

        MSO's executive compensation program is designed to encourage and reward exceptional performance and to align the financial interests of its senior executives and key employees with those of our stockholders. To achieve this end, MSO has developed and implemented a compensation program designed to attract and retain highly skilled executives and key employees with the business experience and creative talent necessary for MSO to achieve its long-term business objectives.

        MSO's executive compensation generally consists of three components: base salary, an annual performance-based bonus and equity-based compensation. MSO's compensation goal is to target its executives to be paid at competitive levels when performance expectations are met and above competitive levels when expectations are exceeded. MSO periodically utilizes outside consultants to perform competitive market-matching analyses on a position-by-position basis against companies in businesses similar to those of MSO. Once the market-matching analyses have been completed, an executive's salary, bonus and/or equity-based compensation may be adjusted upward or downward based on a number of subjective factors, including past performance, prior experience, differences in job responsibilities from the jobs against which the match was performed and tenure. Additionally, although the market-matching study is periodically updated, individual compensation levels may be adjusted from time to time based upon, among other factors, past performance and increases in responsibilities.

Base Salaries and Annual Bonuses

        The Compensation Committee believes that compensation should be weighted toward bonuses and equity-based compensation. Accordingly, base salaries paid to MSO's executives tend to constitute a smaller percentage of total compensation than they do for many comparable executives of MSO's competitors. Each executive is assigned a bonus target, which is set as a percentage of annual base salary. Each executive's actual bonus generally ranges from 0% to 150% of the relevant bonus target, as set by the Compensation Committee with input from senior management taking into account MSO's performance against its objectives, the individual performance of a particular executive, and other factors we deem relevant. This system provides MSO the ability to use bonuses as an incentive to drive corporate performance and to align the interests of executives with those of our stockholders.

        In 2004, we funded our executive bonus pool at 100% of target levels, with individual awards varying from the mean based on individual performance and contribution. Despite the fact that corporate performance did not meet initial expectations in 2004, the Compensation Committee believes that the commitment shown and contributions made by our executive team were considerable during this difficult year and that it was in the best interests of our stockholders to provide this level of compensation to reward and facilitate retention of our key executives.

        Under our 2003 Key Executive Bonus Plan, we agreed to pay annual bonuses to participants at not less than 100% of target levels in respect of 2003 and 2004.

Equity-Based Compensation

        The Compensation Committee periodically makes equity grants under the 1999 Stock Incentive Plan to executives, taking into account market studies prepared by independent consulting firms, the size of previous equity grants, tenure, past performance, responsibility levels, competitive practices and other relevant factors. Traditionally, we have granted equity to all new executives upon commencement of employment with MSO and to all existing executives annually, although we did not make an annual grant in 2004. Additionally, option grants were made to all executives upon becoming a public company in 1999 and a number of executives received option grants previously under the 1997 Plan. All stock options granted by MSO have been nonqualified stock options and have had exercise prices equal to the fair market value of the underlying stock at the time of grant.

Chief Executive Officer Compensation

        In November 2004, Sharon Patrick resigned as our President and Chief Executive Officer. Ms. Patrick also resigned as a Board member in December 2004. In November 2004, Susan Lyne assumed the role of President and Chief Executive Officer.

Susan Lyne

        Ms. Lyne's compensation consists of base salary, cash bonus and equity-based compensation. Ms. Lyne's compensation takes into account the historic chief executive officer compensation practices of the Company with respect to base salary, and provides an annual cash bonus opportunity and equity-based compensation that are designed to provide appropriate incentives to Ms. Lyne to build stockholder value over the term of her employment agreement. The Compensation Committee believes that the 200,000 shares of restricted Class A Common Stock and options to purchase 400,000 shares of Class A Common Stock granted to Ms. Lyne appropriately align the interests of Ms. Lyne with those of our stockholders.

Sharon Patrick

        Ms. Patrick's compensation for 2004 consisted of base salary and a cash bonus. Ms. Patrick did not receive equity-based compensation in 2004 because the Compensation Committee believed that Ms. Patrick's existing significant equity ownership position served as a substantial incentive. In connection with Ms. Patrick's resignation, the Compensation Committee determined that it was appropriate to pay Ms. Patrick her target bonus for 2004.

Tax Matters

        Section 162(m) of the Internal Revenue Code limits the tax deductibility by a company of compensation in excess of $1 million paid to any of its five most highly compensated executive officers. However, compensation which qualifies as performance-based is excluded from the limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals under a plan approved by the stockholders. While it is the general objective of the Compensation Committee to pay deductible compensation, we have awarded, and reserve the right to award in the future, compensation that does not qualify under Section 162(m) as deductible compensation upon a determination that doing so is in the best interest of our stockholders. In this regard, in 2003, the Compensation Committee adopted the 2003 Key Executive Bonus Plan and approved the exchange offer notwithstanding that compensation recognized in 2004 and 2005 pursuant to these arrangements may not qualify under Section 162(m) as deductible compensation.

Summary

        The Compensation Committee believes that the present compensation structure is one that is well-designed to attract and retain talented executives and key employees, align these individuals' interests with those of our stockholders, maximize stockholder value, and that the actions of the Compensation Committee with respect to 2004 executive compensation were consistent with that focus. The Compensation Committee periodically reviews MSO's compensation policies for executives and other employees to ensure that they continue to best serve these objectives.

                      Members of the Compensation Committee

                      Jeffrey W. Ubben
                      Rick Boyko
                      Michael Goldstein

Compensation Committee Interlocks And Insider Participation

        The Compensation Committee is composed of Messrs. Ubben, Boyko and Goldstein, each of whom is a non-employee director. No interlocking relationship exists between the Board or the Compensation Committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

PROPOSAL 2

AMENDMENT OF THE COMPANY'S AMENDED
AND RESTATED 1999 STOCK INCENTIVE PLAN

        We have granted options to purchase Class A Common Stock, as well as restricted stock to our employees, including the Named Executives and our other executive officers, pursuant to our Amended and Restated 1999 Stock Incentive Plan. The terms of the plan are described under "Equity Compensation Plans — Martha Stewart Living Omnimedia, Inc. Amended and Restated 1999 Stock Incentive Plan". In this Proposal 2, our stockholders are being asked to approve an amendment to the plan to permit us to grant non-employee directors awards under the plan. The immediate purpose of this amendment is to grant restricted stock to two of our non-employee directors, Thomas C. Siekman and Charles A. Koppelman, and to grant options to Mr. Koppelman. See "Proposal 1 — Election of Directors". In addition, the amendment would also provide us with flexibility to grant awards under the plan to these and other non-employee directors in the future. All awards under the plan are made at the discretion of our Compensation Committee. The closing price of a share of our Class A Common Stock on March 31, 2005 was $22.59.

        This amendment requires the approval of our stockholders pursuant to the rules of the New York Stock Exchange. The full text of the amendment is set forth as Annex A to this Proxy Statement.

New Plan Benefits

        If the stockholders approve the amendment described above, Mr. Siekman will retain 20,000 shares of restricted Class A Common Stock previously granted to him, and Mr. Koppelman will retain 50,000 shares of restricted Class A Common Stock and options to purchase 200,000 shares of Class A Common Stock previously granted to him.

Federal Income Tax Consequences Associated with Nonqualified Stock Options

        The federal income tax consequences associated with the grant and exercise of stock options are as follows: An optionee does not recognize taxable income upon the grant of nonqualified stock options. Upon the exercise of nonqualified stock options, an optionee recognizes ordinary income to the extent the fair market value of the shares received upon exercise on the date of exercise exceeds the exercise price. Subject to our satisfying applicable reporting requirements or the inclusion of an optionee's income, we receive an income tax deduction in an amount equal to the ordinary income that the optionee recognizes upon the exercise of nonqualified stock options.

Equity Compensation Plan Information

        The following table summarizes information, as of December 31, 2004, relating to our equity compensation plans pursuant to which performance unit awards, restricted stock awards and other forms of equity based compensation, in addition to stock options and stock appreciation rights, may be granted from time to time.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity Compensation plans approved by security holders:
Options	1,964,653	$14.28	N/A
Restricted Stock Units	664,149	N/A	N/A
Equity Compensation plans not approved by security holders	—	—	—
Total	2,628,802	N/A	5,984,131*

*
These represent the aggregate number of shares which may be issued in connection with all forms of equity compensation, including Restricted Stock Units, restricted shares and stock options and thus are not allocable among specific plans.

        OUR BOARD RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE AMENDMENT TO OUR AMENDED AND RESTATED 1999 STOCK INCENTIVE PLAN.

PROPOSAL 3

AMENDMENT OF THE COMPANY'S NON-EMPLOYEE DIRECTOR STOCK AND
OPTION COMPENSATION PLAN

        We currently maintain the Non-Employee Director Stock and Option Compensation Plan, pursuant to which we grant equity compensation to our non-employee directors. The terms of the plan are described under "Compensation of Outside Directors — The Non-Employee Director Stock and Option Compensation Plan". Currently, 300,000 shares of Class A Common Stock are reserved for issuance under the plan. In this Proposal 3, our stockholders are being asked to approve an amendment to increase the maximum number of shares of Class A Common Stock reserved for issuance under the plan by 300,000 shares, to a maximum of 600,000 shares. This amendment requires the approval of our stockholders pursuant to the rules of the New York Stock Exchange. The full text of the amendment is set forth as Annex B to this Proxy Statement. The closing price of a share of our Class A Common Stock on March 31, 2005 was $22.59.

New Plan Benefits

        There are currently insufficient shares of Class A Common Stock available for issuance under the plan to make ongoing grants of equity compensation to our non-employee directors. Accordingly, if stockholders approve the amendment, there will be sufficient shares to continue to grant equity compensation to our non-employee directors under the plan. We anticipate that, on an annual basis, awards consisting of shares, share units and stock options will be granted to our non-employee directors covering approximately 75,000 shares, although the actual share usage will depend on factors such as individual directors' elections, the fair market value of our Class A Common Stock and Board turnover, and therefore cannot be known with certainty.

Equity Compensation Plan Information

        For information related to our equity compensation plans approved by stockholders and not approved by stockholders, see "Proposal 2 — Amendment of the Company's Amended and Restated 1999 Stock Incentive Plan".

Federal Income Tax Consequences Associated with Nonqualified Stock Options

        For information related to the federal tax consequences associated with nonqualified stock options granted under the plan, see "Proposal 2 — Amendment of the Company's Amended and Restated 1999 Stock Incentive Plan".

        OUR BOARD RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE NON-EMPLOYEE DIRECTOR STOCK AND OPTION COMPENSATION PLAN.

PROPOSAL 4

APPROVAL OF THE MARTHA STEWART LIVING
OMNIMEDIA, INC. ANNUAL INCENTIVE PLAN

        We have adopted, subject to the approval of our shareholders, the Martha Stewart Living Omnimedia, Inc. Annual Incentive Plan.

        The material terms of the plan, including the performance goals, are summarized below. This summary, however, does not purport to be complete and is qualified in its entirety by the terms of the plan, which is included as Annex C to this Proxy Statement.

        The purpose of the plan is to enhance our ability to attract, motivate, reward and retain key employees, to strengthen their commitment to our success and to align their interests with those of our shareholders by providing additional compensation, in the form of cash incentive awards based on the achievement of stated performance objectives of us and/or our operating units.

        The plan is administered by the Compensation Committee or such other committee as may be appointed by the Board. The committee shall consist of at least two members, each of whom shall be an "outside director" within the meaning of the Treasury Regulations promulgated under Section 162(m) of the Code. The committee has full authority to establish and interpret rules and regulations relating to the plan, to select plan participants, to determine the performance objectives and corresponding award opportunities for each participant, to approve all awards, to decide the facts in any case arising under the plan and to make all other determinations and to take all other actions necessary or appropriate for the proper administration of the plan.

        Generally, all of our executives holding the title of Executive Vice President or higher are eligible to participate in the plan. We currently have nine executives who are participants in the plan.

        For each fiscal year, the committee will determine the performance objectives and the corresponding award opportunities for each participant. Performance earnings may be expressed in terms of any combination of:

  •
  EBITDA;

  •
  Income;

  •
  (loss) from operations;

  •
  free cash flow;

  •
  net income (loss);

  •
  earnings (loss) per share;

  •
  advertising revenue;

  •
  circulation revenue;

  •
  return on equity; or

  •
  return on invested capital.

        Performance objectives may be expressed as a combination of company and/or operating unit performance objectives and may be absolute or relative (to prior performance or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range.

        Generally, a participant earns an award for a fiscal year based on our and/or the applicable operating unit's achievement of the applicable performance objectives. However, the committee may in its sole discretion decrease (but not increase) the amount of any award that would otherwise be payable to a participant. The maximum award any participant may receive for any fiscal year is $1,800,000.

        The committee may provide for the manner in which performance will be measured against the performance objectives or adjust the performance objectives to reflect the impact of specified corporate transactions (such as a stock split or stock dividend or other change in capitalization or the acquisition or disposition of one or more business units), special charges, accounting or tax law changes or other extraordinary or nonrecurring events. Adjustments may be made only to the extent permitted under Section 162(m) of the Internal Revenue Code and applicable Treasury Regulations

        As soon as practicable after the close of a fiscal year and prior to the payment of an award, the committee will review our and/or the operating units' performance and certify in writing the extent to which the applicable performance objectives have been achieved. Each award to the extent earned is paid in a single lump sum cash payment as soon as practicable following the committee's certification but in any event not later than two and one-half months after the close of the fiscal year. No award for a fiscal year shall be payable to any participant unless he or she remains continuously employed by us or one if our subsidiaries for the entirety of the fiscal year.

        The committee may amend or terminate the plan at any time in its discretion. No amendment or termination, however, may affect any award made under the plan prior to the amendment or termination of the plan.

        For federal income tax purposes, the amount of an award under the plan generally will be includable in income as compensation to the recipient and deductible by us. Section 162(m) of the Internal Revenue Code generally limits the ability of a publicly held corporation to claim a deduction on its federal income tax returns for compensation in excess of $1 million paid for a given fiscal year to the chief executive officer (or person acting in that capacity) at the close of the corporation's fiscal year and the four most highly compensated officers of the corporation, other than the chief executive officer, at the end of the corporation's fiscal year. Section 162(m), however, does allow a deduction for payments of "performance-based compensation," the material terms of which have been disclosed to and approved by shareholders. We structured the plan with the intention that compensation paid under it (other than in connection with a change in control of the company) qualify as "performance-based compensation" under Section 162(m) of the Code and will be deductible. To qualify, we are seeking shareholder approval of the plan.

        Under certain circumstances, the payment of an award under the plan in connection with a change in control might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Section 280(G) of the Code. To the extent it is so considered, the recipient may be subject to a 20% excise tax and we may be denied a tax deduction.

New Plan Benefits

        The amounts that will be received by each individual and group listed below under the plan cannot be determined at this time because we do not know the extent to which the performance objectives will be satisfied. The following table sets forth the amounts which would be received by each individual or group for the 2005 fiscal year under the plan if we achieve our target performance objectives in 2005. Amounts paid under the plan for the 2005 fiscal year would be greater if we exceed our target performance objectives, and would be less if we do not achieve our target performance objectives. No bonuses will be paid under the plan if we do not achieve threshold performance objectives.

Name and Position	2005 Dollar Value
Susan Lyne President and Chief Executive Officer	$900,000
James Follo Executive Vice President, Chief Financial and Administrative Officer	320,000
Gael Towey Senior Executive Vice President, Creative Director	308,000
Lauren Stanich Executive Vice President, President, Publishing and Internet / Direct Commerce	300,000
All current officers as a group	2,511,860
All current directors who are not executive officers as a group	None
All employees, including all current officers who are not executive officers, as a group	None

Equity Compensation Plan Information

        For information related to our equity compensation plans approved by stockholders and not approved by stockholders, see "Proposal 2 — Amendment of the Company's Amended and Restated 1999 Stock Incentive Plan".

        OUR BOARD RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE MARTHA STEWART LIVING OMNIMEDIA, INC. ANNUAL INCENTIVE PLAN.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table presents, as of March 25, 2005 (unless otherwise noted), information relating to the beneficial ownership of our common stock by (1) each person known by us to own beneficially more than 5% of the outstanding shares of either class of our common stock, (2) each of our directors, (3) each of the Named Executives, and (4) all of our current executive officers and directors as a group.

        Unless another address is indicated, beneficial owners listed here may be contacted at our corporate address. Under the rules of the Securities and Exchange Commission, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be the beneficial owner of any securities with respect to which that person has the right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed to be beneficial owner of the same securities. For each listed person or entity, the information listed assumes the exercise of any options exercisable by such person or entity on or prior to May 25, 2005, but not the exercise of any options held by any other parties. Additionally, we have assumed the conversion of shares of Class B Common Stock into shares of Class A Common Stock for purposes of listing Ms. Stewart's ownership of Class A Common Stock, but not in calculating the percentage of Class A Common Stock for any other holder or for calculating Ms. Stewart's ownership of Class B Common Stock.

        Shares of Class B Common Stock may be converted on a one-for-one basis into shares of Class A Common Stock at the option of the holder.

        The percentage of votes for all classes is based on one vote for each share of Class A Common Stock and ten votes for each share of Class B Common Stock.

Beneficial Ownership

	Class A Common Stock			Class B Common Stock
Name						% Total Voting Power
	Shares		%	Shares	%
Martha Stewart	29,390,460	(1)	57.1	29,122,860	100	90.9	(2)
Goldman Sachs & Co. 85 Broad Street New York, NY 10004	1,482,146	(3)	2.9	—	—
FMR Corp 82 Devonshire Street Boston, MA 02109	720,520	(3)	1.4	—	—	*
Rick Boyko	1,017	(4)	*	—	—	*
Michael Goldstein	801	(5)	*	—	—	*
Charles A. Koppelman	501,305	(6)	1.0	—	—	*
Wenda Harris Millard	332	(7)	*
Thomas C. Siekman	13,703	(8)	*	—	—	*
Bradley E. Singer	6,204	(9)	*	—	—	*
Jeffrey W. Ubben	25,329	(10)	*	—	—	*
James Follo	33,695	(11)	*	—	—	*
Susan Lyne	30,431	(12)	*	—	—	*
Lauren Stanich	21,366	(13)	*	—	—	*
Gael Towey	134,577	(14)	*	—	—	*
All directors and executive officers as a group (13 persons)	778,639	(15)	1.5	—	—

*
The percentage of shares or voting power beneficially owned does not exceed 1%.

(1)
Consists of 5,100 shares of Class A Common Stock held by Ms. Stewart, options held by Ms. Stewart to acquire 262,500 shares of Class A Common Stock and 29,122,860 shares of Class B Common Stock held by the Martha Stewart Family Limited Partnership (the "MS Partnership"), and excludes unvested options to acquire 37,500 shares of Class A Common Stock.

(2)
Assumes no shares of Class B Common Stock are converted into shares of Class A Common Stock.

(3)
The information is based on a Schedule 13G filed with the Securities and Exchange Commission with respect to the Company's Class A Common Stock as of December 31, 2004.

(4)
Consists of 1,017 shares of Class A Common Stock. Does not include unvested options to acquire 25,000 shares of Class A Common Stock.

(5)
Consists of 801 shares of Class A Common Stock. Does not include unvested options to acquire 25,000 shares of Class A Common Stock.

(6)
Consists of 501,305 shares of Class A Common Stock. Does not include unvested options to acquire 25,000 shares of Class A Common Stock.

(7)
Consists of 332 shares of Class A Common Stock. Does not include unvested options to acquire 25,000 shares of Class A Common Stock.

(8)
Consists of 8,703 shares of Class A Common Stock and options to acquire 5,000 shares of Class A Common Stock. Does not include unvested options to acquire 27,500 shares of Class A Common Stock.

(9)
Consists of 1,204 shares of Class A Common Stock and options to acquire 5,000 shares of Class A Common Stock. Does not include unvested options to acquire 27,500 shares of Class A Common Stock.

(10)
Consists of options to acquire 9,000 shares of Class A Common Stock and 17,829 shares of Class A Common Stock beneficially owned by ValueAct Capital. Mr. Ubben is attributed beneficial ownership of these shares as a managing partner of ValueAct Capital, but disclaims beneficial ownership, except to the extent of his pecuniary interest in each fund.

(11)
Consists of 21,195 shares of Class A Common Stock and options to acquire 12,500 shares of Class A Common Stock. Does not include unvested options to acquire 12,500 shares of Class A Common Stock.

(12)
Consists of 30,431 shares of Class A Common Stock. Does not include unvested options to acquire 425,000 shares of Class A Common Stock.

(13)
Consists of 21,366 shares of Class A Common Stock, of which 1,500 shares are held by Ms. Stanich's Spouse. This amount excludes unvested options to acquire 12,500 shares of Class A Common Stock.

(14)
Consists of 37,423 shares of Class A Common Stock and options to acquire 97,154 shares of Class A Common Stock. Does not include unvested options to acquire 12,500 shares of Class A Common Stock.

(15)
Consists of 651,485 shares of Class A Common Stock and options to acquire 127,154 shares of Class A Common Stock. Does not include unvested options to acquire 626,500 shares of Class A Common Stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 and 5) of our common stock with the Securities and Exchange Commission. Such persons are required by the Securities and Exchange Commission rules to furnish us with copies of all such forms they file. Based solely on a review of the copies of such forms furnished to us and/or written representations that no additional forms were required, we believe that all our officers, directors and greater than 10% beneficial owners timely filed all such required forms with respect to 2004 transactions except for Ms. Lyne's initial Form 4 in June reporting an option grant, which was reported later in that month, forms for Dora Cardinale, James Follo, Sharon Patrick, Margaret Roach, Suzanne Sobel, Lauren Stanich and Gael Towey in August for shares withheld for tax purposes upon the vesting of certain restricted stock, which were reported on various dates in August and September, one form for Martha Stewart reporting a conveyance in January of Class B Common Stock to Class A Common Stock for the options exercised under the MSLO LLC Nonqualified Class A LLC Unit/Stock Option Plan, reported in March, and one form for Mr. Boyko reflecting a purchase of 627 shares he made in October, which was reported on Form 5 in February 2005.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Transactions With Martha Stewart

Location Rental Agreement

        We have entered into a location rental agreement with Ms. Stewart relating to our use of various properties owned by her. We have historically made extensive use of these properties for television filming and photography, and also for research and development of content and products and various other commercial purposes. Under the predecessor to the current agreement, we paid $1.4 million in 2004 to MS Real Estate Management Company, a company owned by Ms. Stewart that operates Ms. Stewart's real estate and permits us to use the properties currently owned by Ms. Stewart for any purpose relating to our businesses. This agreement was scheduled to expire in October 2004. In connection with Ms. Stewart's resignation as Chief Creative Officer and a director of the Company in March 2004, the scheduled expiration date under the agreement was amended to July 4, 2004. In connection with the execution of our new employment agreement with Ms. Stewart, on September 17, 2004, we entered into a new location rental agreement with Ms. Stewart relating to the Company's use of her properties, substantially in the form of the prior location rental agreement. Unless earlier terminated, the agreement is for a three year term and provides for annual payments to Ms. Stewart on the date of the agreement and on each of the first and second anniversaries thereof of $500,000, which will increase to $750,000 in each of the second and third years if during the relevant year we are producing any original network, cable or syndicated television show for which Ms. Stewart serves as on-air talent.

        In the event that Ms. Stewart's employment is terminated without cause, or she terminates employment for good reason prior to the scheduled expiration date, we will be obligated to pay the remaining amount due under the location rental agreement and we will lose our access to these properties.

        In 2004, Ms. Stewart reimbursed us approximately $290,000 for certain services provided by our personnel, primarily in connection with MS Real Estate Management Company.

Intellectual Property License Agreement

        We have entered into an Intellectual Property License and Preservation Agreement with Ms. Stewart that, as of the time of our initial public offering, replaced a prior non-perpetual license agreement entered into in February 1997. Under the terms of this new license agreement, Ms. Stewart granted us an exclusive, worldwide, perpetual royalty-free license to use her name, likeness, image, voice and signature for our products and services. We are currently the owner of the primary trademarks employed in our business and, under the license agreement, we generally have the right to develop and register in our name trademarks that incorporate the Martha Stewart name, such as Martha Stewart Living, and to use exclusively these marks in our business. If Ms. Stewart ceases to control us, we will continue to have those rights, including the right to use those marks for any new business as long as such new business is substantially consistent with the image, look and goodwill of the licensed marks at the time that Ms. Stewart ceases to control us. In connection with the changes in Ms. Stewart's position and responsibilities in June 2003 and subsequently, Ms. Stewart agreed that these changes would not be deemed to constitute a cessation of control for purposes of the license agreement.

        In the event that we terminate Ms. Stewart's employment without cause or she terminates her employment for good reason, each as defined in her employment agreement, the license will cease to be exclusive and we will be limited in our ability to create new marks incorporating her name, likeness, image, publicity and signature. In these circumstances, Ms. Stewart would receive the right to use her name in other businesses that could directly compete with us, including our magazine, television and merchandising businesses. In addition, if Ms. Stewart's employment terminates under these circumstances, Ms. Stewart would receive in perpetuity a royalty of 3% of the revenues we derive from any of our products or services bearing any of the licensed marks. The intellectual property license agreement contains various customary provisions regarding our obligations to preserve the quality of the licensed marks and to protect these marks from infringement by third parties. The term of the license is perpetual; however, Ms. Stewart may terminate the license if we fail to make the royalty payments described above.

Claim for Expense Reimbursement

        Ms. Stewart has submitted a claim, pursuant to our By-laws, for approximately $3.7 million, for reimbursement of certain expenses relating to her defense of the count of the federal criminal complaint against her arising out of her personal sale of non-Company stock that alleged she made false and misleading statements intended to influence the price of our stock. Ms. Stewart's defense of this count was successful and a judgment of acquittal was entered in her favor. We and Ms. Stewart submitted the question of whether or not she is entitled to indemnification to an independent expert on Delaware law. On March 15, 2005, the independent expert determined that Ms. Stewart is entitled to indemnification. We believe that any amount to be reimbursed to Ms. Stewart will be reimbursable to us under our Directors & Officers insurance policy and, accordingly, that the payment will not result in an expense to us.

Split-Dollar Life Insurance Agreement

        In February 2001, we entered into an agreement with Ms. Stewart and the MS Partnership pursuant to which we agreed to pay a significant portion of the annual premiums on a whole life insurance policy insuring Ms. Stewart and owned by and benefiting the MS Partnership. We will be repaid the cumulative premium payments made by us under the arrangement out of the existing cash surrender value of the policy at the earlier of Ms. Stewart's death or the voluntary termination of the arrangement by Ms. Stewart. If the arrangement lasts longer than sixteen years, we will no longer be obligated to make premium payments and will receive interest on the cumulative premiums paid by us to date until the time such premiums are repaid to us. Premium payments made by us under this arrangement in 2002 were approximately $1.1 million. In 2003, Ms. Stewart agreed that we would no longer be obligated to make premium payments under this agreement.

OTHER RELATIONSHIPS

        Ms. Margaret Christiansen, Ms. Stewart's sister-in-law, is a Senior Vice President, Business Manager of MSO and received $156,600 as compensation in 2004. Mr. Randy Plimpton, Ms. Stewart's brother-in-law, is our property manager, responsible for MSO property management and support services and received $104,033 as compensation in 2004.

PERFORMANCE GRAPH

        The following graph compares the performance of our Class A Common Stock with that of the S&P 500 Index and the stocks included in the Media General Financial Services database under the Standard Industry Code 2721 (Publishing-Periodicals) (the "Publishing Index") during the period commencing on October 19, 1999, the date on which our Class A Common Stock began trading on the New York Stock Exchange, and ending on December 31, 2004. The graph assumes that $100 was invested in each of our Class A Common Stock*, the S&P 500 Index and the Publishing Index** at the beginning of the relevant period, is calculated as of the end of each calendar month and assumes reinvestment of dividends. The performance shown in the graph represents past performance and should not be considered an indication of future performance.

COMPARE CUMULATIVE TOTAL RETURN
AMONG MARTHA STEWART LIVING OMNIMEDIA, INC.,
S&P COMPOSITE INDEX AND SIC CODE INDEX

ASSUMES $100 INVESTED ON JAN. 1, 2000
ASSUMES DIVIDEND REINVESTED
FISCAL YEAR ENDING DEC. 31, 2004

*
The hypothetical investment price in our Class A Common Stock is $18.00 per share, our initial public offering price.

**
The Publishing Index consists of companies that are primarily publishers of periodicals, although many also conduct other businesses, including owning and operating television stations and cable networks, and is weighted according to market capitalization of the companies in the index. The hypothetical investment assumes investment in a portfolio of equity securities that mirror the composition of the Publishing Index. Since the Publishing Index is only calculated at the end of each month, we have interpolated the return on the index from October 19, 1999 through October 31, 1999 on a straight-line basis.

REPORT OF THE AUDIT COMMITTEE

        The primary purpose of the Audit Committee is to assist the Board in monitoring the integrity of our financial statements, our independent auditor's qualifications and independence, the performance of our independent auditor and our compliance with legal and regulatory requirements. The Board, in its business judgment, has determined that all members of the Committee are "independent," as required by applicable listing standards of the New York Stock Exchange. The Audit Committee operates pursuant to a charter that was last amended by the Board on February 24, 2004. A copy of the current charter is available on the Company's website (www.marthastewart.com) under the link for "Investor Relations". Upon written request to the Corporate Secretary, Martha Stewart Living Omnimedia, Inc., 11 West 42nd Street, New York, New York 10036, without charge we will provide each stockholder with a copy of our Audit Committee charter.

        Management is responsible for the preparation, presentation and integrity of MSO's financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditor for MSO's 2004 fiscal year, Ernst & Young LLP, was responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

        In performing its oversight role, the Audit Committee has, among other things covered in its charter, reviewed and discussed the audited financial statements with management and the independent auditor. The Audit Committee has also discussed with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Committee has received the written disclosures and the letter from the independent auditor required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect. The Audit Committee has also considered whether the provision of non-audit services by the independent auditor is compatible with maintaining the auditor's independence and has discussed with the auditor the auditor's independence.

        Based on the reports and discussions described in this Report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to in this report and in the charter, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2004.

        The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not necessarily experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditor. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations, efforts and discussions referred to above do not assure that the audit of MSO's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that Ernst & Young LLP is in fact "independent".

Members of the Audit Committee
Bradley E. Singer Jeffrey W. Ubben Wenda Harris Millard

INDEPENDENT PUBLIC ACCOUNTANTS

        Ernst & Young LLP ("E&Y") has served as our independent accounting firm since May 7, 2002. On such date, we terminated Arthur Andersen LLP from serving as our independent public accounting firm. Prior to that date, Arthur Andersen LLP had served as our independent accounting firm since 1996. In performing its oversight role, the Audit Committee will review whether to retain Ernst & Young LLP as our independent accounting firm for the 2005 fiscal year as part of its regular process of recommending an independent auditor to the Board. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will be given an opportunity to make a statement if he or she so chooses and is expected to be available to respond to appropriate questions.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

        The following table presents fees for professional services rendered by Ernst & Young LLP for the audit of the Company's annual financial statements for fiscal 2004 and fiscal 2003 and the reviews of the financial statements included in the Company's Quarterly Reports or Form 10-Q for those years, and fees billed for audit-related services, tax services and all other services rendered by Ernst & Young LLP for fiscal 2004 and fiscal 2003.

	Fiscal 2004	Fiscal 2003
(1) Audit fees(a)	$850,000	$325,000
(2) Audit-related fees(b)	59,000	29,900
(3) Tax fees(c)	427,192	394,769
(4) All other fees(d)	—	21,300

(a)
Audit fees in 2004 include $500,000 for the audit of internal controls over financial reporting.

(b)
Principally for audits of the financial statements of the Company's 401(k) employee benefit plan and other miscellaneous accounting and auditing matters.

(c)
Principally for corporate income tax compliance ($24,700 and $17,500 in 2004 and 2003, respectively), tax audits ($120,191 and $226,434 in 2004 and 2003, respectively) and miscellaneous tax matters ($232,301 and $150,835 in 2004 and 2003, respectively).

(d)
Principally for corporate governance — related policy and implementation of certain new accounting rules for intangible assets.

        All audit-related services, tax services and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by Ernst & Young LLP was compatible with the maintenance of that firm's independence in the conduct of its auditing functions. The Audit Committee's Audit and Non-Audit Services Pre-Approval Policy provides for pre-approval of audit, audit-related and tax services specifically described by the Audit Committee on an annual basis and, in addition, individual engagements anticipated to exceed pre-established thresholds must be separately approved. The policy authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services.

ANNUAL REPORTS

        Upon written request to the Corporate Secretary, Martha Stewart Living Omnimedia, Inc., 11 West 42nd Street, New York, New York 10036, we will provide without charge to each person requesting a copy of our 2004 Annual Report on Form 10-K, including the financial statements and financial statement schedules filed therewith. We will furnish a requesting stockholder with any exhibit not contained therein upon specific request. Our Annual Report on Form 10-K is not proxy soliciting material.

"HOUSEHOLDING" OF PROXY MATERIALS

        The Securities and Exchange Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for shareholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to the Corporate Secretary, Martha Stewart Living Omnimedia, Inc., 11 West 42nd Street, New York, New York 10036, (212) 827-8000.

PROPOSALS OF STOCKHOLDERS

        We currently intend to hold our next annual meeting in May of 2006. Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at the 2006 Annual Meeting of Stockholders must submit the proposal to us at our principal executive offices, addressed to our Corporate Secretary, no later than December 8, 2005. Assuming that the 2006 Annual Meeting of Stockholders is held no more than 30 days before, and no more than 60 days after, the anniversary date of the Company's 2005 Annual Meeting of Stockholders, stockholders who intend to present a proposal at the 2006 Annual Meeting of Stockholders without inclusion of such proposal in our proxy materials are required to provide us notice of such proposal no later than March 11, 2006. In the event that the date of the 2006 Annual Meeting of Stockholders is more than 30 days before, or more than 60 days after, such anniversary date, notice of any such proposal must be provided to us no later than the later of the 60thday prior to the date of the 2006 Annual Meeting of Stockholders or the tenth day following the first public announcement of the date of the meeting. Additionally, stockholders must comply with other applicable requirements contained in our by-laws. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements contained in our by-laws and applicable laws.

OTHER MATTERS

        Our Board has no knowledge of any other matters to be presented at the Annual Meeting other than those described herein. If any other matters should properly come before the meeting, it is the intention of the persons designated in the proxy to vote on them according to their best judgment.

YOUR VOTE IS IMPORTANT. OUR BOARD URGES YOU TO MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE. IN THE ALTERNATIVE, SHAREHOLDERS MAY VOTE VIA THE INTERNET OR TELEPHONE AS DESCRIBED IN THE ENCLOSED MATERIALS.

        If you have any questions or need assistance in voting your shares, please contact Mellon Investor Services LLC at 1-800-851-9677.

New York, New York
April 7, 2005

ANNEX A

Amendment No. 2 to the Martha Stewart Living Omnimedia, Inc.
Amended and Restated 1999 Stock Incentive Plan

        WHEREAS, Martha Stewart Living Omnimedia, Inc. (the "Company") maintains the Amended and Restated 1999 Stock Incentive Plan (the "Plan") for the purpose of granting equity awards to officers and employees of, and consultants to, the Company and its subsidiaries and affiliates;

        WHEREAS, Section 11 of the Plan provides that the Board of Directors of the Company (the "Board") may amend the Plan, subject, in the case of an amendment that changes the persons eligible to participate in the Plan, to stockholder approval of the Plan; and

        WHEREAS, the Company intends hereby to amend the Plan to permit non-employee directors to receive grants of awards under the Plan;

        NOW, THEREFORE, IT IS RESOLVED, that the Plan shall be, and hereby is, amended as follows:

    1.
    The first paragraph of Section 1 of the Plan is amended to read as follows:

      "The purpose of the Plan is to give the Company a competitive advantage in attracting, retaining and motivating officers, employees, consultants and non-employee directors and to provide the Company and its Subsidiaries and Affiliates with a stock plan providing incentives directly linked to the profitability of the Company's businesses and increases in the Company's shareholder value."

    2.
    Section 1(p) of the Plan is amended to read as follows:

      "(p) "Eligible Individuals" means (i) officers, employees, consultants and non-employee directors of the Company or any of its Subsidiaries or Affiliates and (ii) prospective officers, employees and consultants who have accepted offers of employment or consultancy from the Company or its Subsidiaries or Affiliates, and, in case of each of (i) and (ii) who are or will be responsible for or contribute to the management, growth or profitability of the business of the Company or its Subsidiaries or Affiliates."

    3.
    Section 4 of the Plan is amended by deleting the last sentence thereof.

          4.     The last sentence of the indented portion of Section 7(b) of the Plan is amended to read as follows:

      "Copies of such Plan and agreement are on file at the offices of Martha Stewart Living Omnimedia, Inc., 11 West 42nd Street, New York, NY 10036."

        RESOLVED, that, except as expressly amended hereby, the provisions of the Plan shall remain in full force and effect; and it is further

        RESOLVED, that the officers of the Company shall be, and each of them hereby is, authorized and directed, for and on behalf of the Company, to take such actions as each may deem appropriate and desirable in order to carry out and perform the purposes of the foregoing resolution; and it is further

        RESOLVED, that all actions heretofore taken by any officer or director of the Company, including, without limitation, the execution of all instruments, certificates, agreements and other documents in connection with effectuating the foregoing resolutions shall be, and each of them hereby is, ratified in all respects.

A-1

ANNEX B

Amendment No. 1 to the Martha Stewart Living Omnimedia, Inc.
Non-Employee Director Stock and Option Compensation Plan

        WHEREAS, Martha Stewart Living Omnimedia, Inc. (the "Company") maintains the Non-Employee Director Stock and Option Compensation Plan (the "Plan") for the purpose of providing equity compensation to non-employee directors of the Company;

        WHEREAS, Section 4 of the Plan currently reserves for issuance a maximum of 300,000 shares of Class A Common Stock, par value $0.01 per share, of the Company (the "Common Stock");

        WHEREAS, the Company intends hereby to increase the maximum number of shares of Common Stock reserved for issuance under the Plan by 300,000 shares, to 600,000 shares;

        NOW, THEREFORE, IT IS RESOLVED, that Section 4 of the Plan shall be, and hereby is, amended to replace the number 300,000 set forth therein with the number 600,000; and it is further

        RESOLVED, that, except as expressly amended hereby, the provisions of the Plan shall remain in full force and effect; and it is further

        RESOLVED, that the officers of the Company shall be, and each of them hereby is, authorized and directed, for and on behalf of the Company, to take such actions as each may deem appropriate and desirable in order to carry out and perform the purposes of the foregoing resolution; and it is further

        RESOLVED, that all actions heretofore taken by any officer or director of the Company, including, without limitation, the execution of all instruments, certificates, agreements and other documents in connection with effectuating the foregoing resolutions shall be, and each of them hereby is, ratified in all respects.

B-1

ANNEX C

MARTHA STEWART LIVING OMNIMEDIA, INC.

ANNUAL INCENTIVE PLAN

1.    Purpose

        The purpose of the Annual Incentive Plan (the "Plan") is to enhance the ability of Martha Stewart Living Omnimedia, Inc. (the "Company") to attract, motivate, reward, and retain key employees, to strengthen their commitment to the success of the Company and to align their interests with those of the Company's shareholders by providing additional compensation to designated key employees of the Company and its subsidiaries based on the achievement of performance objectives. To this end, the Plan provides a means of rewarding participants based on the performance of the Company and/or its Operating Units.

2.    Administration

        The Plan shall be administered by the Committee. The Committee shall have full authority to establish the rules and regulations relating to the Plan, to interpret the Plan and those rules and regulations, to select Participants in the Plan, to determine the Performance Objectives of the Company and/or Operating Units and corresponding Award opportunities for each Participant for each fiscal year, to approve all Awards, to decide the facts in any case arising under the Plan and to make all other determinations and to take all other actions necessary or appropriate for the proper administration of the Plan, including the delegation of such authority or power, where appropriate; provided, however, that the Committee shall not be authorized to increase the amount of any Award payable to a Participant that would otherwise be payable pursuant to the terms of the Plan but may in its sole discretion reduce the amount of an Award that would otherwise be payable to a Participant pursuant to the terms of the Plan (and no such reduction may increase the Award payable to any other Participant); and provided, further, that the Committee shall only have such discretion, and may only exercise such discretion, over the Plan and the Awards granted thereunder to the extent permitted under Section 162(m) of the Code and the regulations thereunder without adversely affecting the treatment of the Awards as Performance-Based Compensation. The Committee's administration of the Plan, including all such rules and regulations, interpretations, selections, determinations, approvals, decisions, delegations, amendments, terminations and other actions, shall be final and binding on the Company, its stockholders and the Participants and their beneficiaries.

3.    Eligible Officers

        Generally, all Officers shall be eligible to participate in the Plan for any fiscal year. However, participation shall be limited to those Officers selected by the Committee to participate in the Plan for each fiscal year in accordance with Section 4.

4.    Determination of Awards

        For each fiscal year, the Committee shall establish in writing by the earlier of (i) the date on which one-quarter of the fiscal year has elapsed or (ii) the date which is 90 days after the commencement of the fiscal year, and in any event while performance relating to Performance Objectives remains substantially uncertain, the Officers who shall be Participants during such fiscal year, the Performance Objectives and the corresponding Award opportunities for each Participant for the fiscal year, including the extent to which Awards will be payable for performance between each level of the Performance Objectives. The Committee may grant Award opportunities for a fiscal year expressed as percentage interests in a bonus pool payment under which is subject to the satisfaction of Performance Objectives; provided, however, that, in such event, (i) the aggregate of all such percentage interests may not exceed 100% and (ii) the forfeiture or other reduction of the percentage interest of any Participant in the bonus pool may not increase the amount of an Award paid to any other Participant. The Committee may determine that different Performance Objectives are applicable to different Participants with respect to a specific fiscal year. The Company shall notify each Participant of the applicable Performance Objective for such Participant and his or her corresponding Award opportunities for each fiscal year. The maximum Award any Participant may receive for any fiscal year is $1,800,000.

5.    Payment of Awards

        As soon as practicable after the close of a fiscal year and prior to the payment of any Award, the Committee shall review the Company's and/or Operating Units' performance and certify in writing the extent to which the applicable Performance Objectives have been achieved. Each Award to the extent earned shall be paid in a single lump sum cash payment, less applicable withholding taxes, as soon as practicable following the Committee's certification described in the preceding sentence but in any event not later than two and one-half months after the close of the fiscal year.

6.    Termination of Employment

        No Award for a fiscal year shall be payable to any Participant unless he or she remains continuously employed by the Company or one of its subsidiaries for the entirety of the fiscal year.

7.    Adjustments

        The Committee may provide for the manner in which performance will be measured against the Performance Objectives to reflect the impact of specified corporate transactions (such as (i) a stock split or stock dividend or other change in capitalization or (ii) the acquisition or disposition of one or more business units), special charges, accounting or tax law changes, restatements or other extraordinary or nonrecurring events. Such provision may be made at the time Performance Objectives are determined for a fiscal year or at any time prior to the final determination of Awards in respect of such fiscal year to the extent permitted under Section 162(m) of the Code and the regulations promulgated thereunder without adversely affecting the treatment of the Award as Performance-Based Compensation. In addition, the Committee may adjust the Performance Objectives for any such event to the extent permitted under Section 162(m) of the Code and the regulations promulgated thereunder without adversely affecting the treatment of the Award as Performance-Based Compensation.

8.    Designation of Beneficiary

        In the event of a Participant's death prior to full payment of any Award hereunder, unless such Participant shall have designated a beneficiary or beneficiaries in accordance with this Section 8, payment of any Award due under the Plan shall be made to the Participant's estate. A beneficiary designation under this Plan, or revocation of a prior beneficiary designation, will be effective only if it is made in writing on a form provided by the Company, signed by the Participant and received by the human resources department of the Company. If a beneficiary has been designated under this Plan and such beneficiary dies prior to receiving any payment of an Award or if such designation shall for any reason be illegal or ineffective, Awards payable under the Plan shall be paid to the Participant's estate.

9.    Amendment or Termination

        The Committee may amend or terminate the Plan at any time in its discretion; provided, however, that no amendment or termination of the Plan may affect any Award made under the Plan prior to that time.

10.    Miscellaneous Provisions

          (a)   Neither the establishment of this Plan, nor any action taken hereunder, shall be construed as giving any Officer or any Participant any right to be retained in the employ of the Company or any of its subsidiaries.

          (b)   A Participant's rights and interests under the Plan may not be assigned or transferred, except as provided in Section 8, and any attempted assignment or transfer shall be null and void and shall extinguish, in the Company's sole discretion, the Company's obligation under the Plan to pay Awards with respect to the Participant.

          (c)   The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund, or to make any other segregation of assets, to assure payment of Awards.

          (d)   The Company shall have the right to deduct from Awards paid any taxes or other amounts required by law to be withheld.

          (e)   Nothing contained in the Plan shall limit or affect in any manner or degree the normal and usual powers of management, exercised by the officers and the Board or committees thereof, to change the duties or the character of employment of any employee of the Company or any of its subsidiaries or to remove the individual from the employment of the Company or any of its subsidiaries at any time, all of which rights and powers are expressly reserved.

          (f)    The adoption of the Plan is subject to the approval of the shareholders of the Company.

11.    Definitions

          (a)   "Award" shall mean the cash incentive award earned by a Participant under the Plan for any fiscal year.

          (b)   "Board" shall mean the Board of Directors of the Company.

          (c)   "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (d)   "Committee" shall mean the Compensation Committee of the Board or such other committee appointed by the Board from time to time to administer the Plan and to perform the functions set forth herein. The Committee shall consist of at least two members, each of whom shall be an "outside director" within the meaning of the regulations promulgated under Section 162(m) of the Code; provided, however, that for purposes of this sentence, if one or more members of the Committee is not an "outside director" and each member who is not an "outside director" recuses himself or herself or abstains from voting, with respect to a particular action taken by the Committee, then the Committee, with respect to that action, shall be deemed to consist only of the members of the Committee who have not recused themselves or abstained from voting.

          (e)   "Officer" shall mean any officer of the Company or any of its subsidiaries.

          (f)    "Operating Unit," for any fiscal year, shall mean a division, segment, subsidiary, group, product line or product line grouping for which an income statement reflecting sales and operating income is produced.

          (g)   "Participant," for any fiscal year, shall mean an Officer selected by the Committee to participate in the Plan for such fiscal year.

          (h)   "Performance-Based Compensation" shall mean "performance based compensation" within the meaning of Section 162(m)(4)(C) of the Code and the regulations promulgated thereunder.

          (i)    "Performance Objectives," for any fiscal year, shall mean one or more financial performance objectives of the Company and/or one or more Operating Units established by the Committee in accordance with Section 4, which may include threshold Performance Objectives, target Performance Objectives and maximum Award Performance Objectives, and shall be expressed in terms of any of the following (or combination thereof):

    •
    EBITDA

    •
    Income (loss) from operations

    •
    Free cash flow

    •
    Net Income (loss)

    •
    Earning (loss) per share

    •
    Advertising revenue

    •
    Circulation revenue

    •
    Return on equity

    •
    Return on invested capital

        Performance Objectives may be expressed as a combination of Company and/or Operating Unit Performance Objectives and may be absolute or relative (to prior performance or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
MARTHA STEWART LIVING OMNIMEDIA, INC.

        The undersigned hereby appoints James Follo and Lauren Stanich as proxies, each with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of Common Stock of Martha Stewart Living Omnimedia, Inc. (the "Company") held of record by the undersigned on March 24, 2005, standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders of the Company to be held on May 10, 2005 or at any adjournment or postponement thereof. Receipt of the Notice of the 2005 Annual Meeting of Stockholders and Proxy Statement is hereby acknowledged.

        This proxy, when properly executed, will be voted in the manner directed by you. If you do not give any direction, the Proxy will be voted "FOR" the election of the nominees of the Board of Directors of the Company (the "Board"), the approval of an amendment to MSO's Amended and Restated 1999 Stock Incentive Plan, the approval of an amendment to MSO's Non-Employee Director Stock and Option Compensation Plan and the approval of MSO's Annual Incentive Plan, and in the discretion of the proxies upon such other matters as may properly come before the Annual Meeting.

        In order for your vote to be submitted by proxy, you must (i) properly complete the telephone or Internet voting instructions or (ii) properly complete and return this proxy in order that in either case, your vote is received no later than 11:59 p.m. Eastern Standard Time on May 9, 2005. Submitting your proxy via the Internet or by telephone will not affect your right to vote in person should you decide to attend the Annual Meeting.

(Continued, and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE

Please Mark Here for Address Change or Comments SEE REVERSE SIDE	☐

The Board of Directors recommends a vote FOR:

1.
The election to the Board of Directors of the 7 nominees named below:

Nominees:
01	Rick Boyko
02	Michael Goldstein
03	Charles A. Koppelman
04	Susan Lyne	The Board	WITHHOLD AUTHORITY
05	Wenda Harris Millard	Recommends	to vote for all
06	Thomas C. Siekman	FOR all	nominees listed
07	Bradley E. Singer	nominees listed

		☐	☐

Instruction: To withhold authority to vote for one or more individual nominees, write the name(s) of such person(s) here:

		FOR	AGAINST	ABSTAIN
2.	The approval of an amendment to MSO's Amended and Restated 1999 Stock Incentive Plan:	☐	☐	☐
		FOR	AGAINST	ABSTAIN
3.	The approval of an amendment to MSO's Non-Employee Director Stock and Option Compensation Plan:	☐	☐	☐
		FOR	AGAINST	ABSTAIN
4.	The approval of MSO's Annual Incentive Plan:	☐	☐	☐
		I PLAN ON ATTENDING THE ANNUAL MEETING			☐

IMPORTANT: Please sign this proxy card exactly as your name or names appears elsewhere on this card. Joint tenants should each sign. When signing as executor, administrator, trustee, guardian or other similar capacity, please give your full title as such. If this signature is by a corporation, a duly authorized officer of the corporation should sign in full the corporation's name. If the signature is by a partnership, a partner should sign the full partnership name.
Signature __________________________	Signature __________________________	Date __________

FOLD AND DETACH HERE

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/mso		Telephone 1-866-540-5760		Mail Mark, sign and date
Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

QuickLinks

MARTHA STEWART LIVING OMNIMEDIA, INC. NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To Be Held On May 10, 2005
MARTHA STEWART LIVING OMNIMEDIA, INC. 11 West 42nd Street New York, New York 10036 PROXY STATEMENT
PROPOSAL 1 ELECTION OF DIRECTORS
MEETINGS AND COMMITTEES OF THE BOARD
COMPENSATION OF OUTSIDE DIRECTORS
INFORMATION CONCERNING EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
Option/SAR Grants in Last Fiscal Year
Aggregated Option Exercises in 2004 and Option Values as of December 31, 2004
EMPLOYMENT AND SEVERANCE ARRANGEMENTS
EQUITY COMPENSATION PLANS
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
PROPOSAL 2 AMENDMENT OF THE COMPANY'S AMENDED AND RESTATED 1999 STOCK INCENTIVE PLAN
PROPOSAL 3 AMENDMENT OF THE COMPANY'S NON-EMPLOYEE DIRECTOR STOCK AND OPTION COMPENSATION PLAN
PROPOSAL 4 APPROVAL OF THE MARTHA STEWART LIVING OMNIMEDIA, INC. ANNUAL INCENTIVE PLAN
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Beneficial Ownership
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
OTHER RELATIONSHIPS
PERFORMANCE GRAPH
COMPARE CUMULATIVE TOTAL RETURN AMONG MARTHA STEWART LIVING OMNIMEDIA, INC., S&P COMPOSITE INDEX AND SIC CODE INDEX
ASSUMES $100 INVESTED ON JAN. 1, 2000 ASSUMES DIVIDEND REINVESTED FISCAL YEAR ENDING DEC. 31, 2004
REPORT OF THE AUDIT COMMITTEE
INDEPENDENT PUBLIC ACCOUNTANTS
PRINCIPAL ACCOUNTANT FEES AND SERVICES
ANNUAL REPORTS
"HOUSEHOLDING" OF PROXY MATERIALS
PROPOSALS OF STOCKHOLDERS
OTHER MATTERS
Amendment No. 2 to the Martha Stewart Living Omnimedia, Inc. Amended and Restated 1999 Stock Incentive Plan
Amendment No. 1 to the Martha Stewart Living Omnimedia, Inc. Non-Employee Director Stock and Option Compensation Plan
MARTHA STEWART LIVING OMNIMEDIA, INC. ANNUAL INCENTIVE PLAN
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MARTHA STEWART LIVING OMNIMEDIA, INC.